Exhibit 10.5

Execution Version

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Second Amendment”), dated as of May 15, 2018 (the “Second Amendment Effective Date”), is among Northern Oil and Gas, Inc., a Delaware corporation (the “Borrower”); TPG Specialty Lending, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”); and each of the Lenders party hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Term Loan Credit Agreement dated as of November 1, 2017 (as amended by that certain Limited Waiver and Amendment to Credit Agreement dated March 18, 2018 (as amended), between the Borrower, the Administrative Agent and the Lenders party thereto and as further amended or otherwise modified from time to time prior to the date hereof, including the annexes, exhibits and schedules thereto, the “Credit Agreement”; and as amended by this Second Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. On May 9, 2018, the Borrower reincorporated under the laws of the State of Delaware (the “Reincorporation”).

C. On the Second Amendment Effective Date, the Borrower will, among other things, (i) consummate an issuance of its common stock resulting in gross proceeds (when aggregated with the issuance of its common stock on each of April 10, 2018 and April 16, 2018) of not less than $140,000,000 (the “Specified Equity Issuance”), (ii) enter into that certain Indenture dated as of the date hereof, between the Borrower and Wilmington Trust, National Association, as trustee and as collateral agent (the “Trustee”), pursuant to which the Borrower will issue 8.50% Senior Secured Second Lien Notes due 2023 in an aggregate principal amount of $344,279,000 and (iii) exchange outstanding 8.00% Senior Notes due 2020 with an aggregate outstanding principal amount of $496,683,000 for an aggregate of 103,249,915 shares of its common stock and the Second Lien Notes described in the preceding clause (iii) (the “Exchange”; together with the Specified Equity Issuance and the issuance of the Second Lien Notes, collectively, the “Transactions”).

D. In connection with the issuance of the Second Lien Notes, the Borrower, the Administrative Agent and the Trustee will enter into that certain Intercreditor Agreement, dated as of the date hereof which is attached hereto as Exhibit A (the “Intercreditor Agreement”).

E. In connection with the Transactions, the parties hereto have agreed to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the Second Amendment Effective Date.

F. Subject to and upon the terms and conditions set forth herein, the undersigned Lenders have agreed to enter into this Second Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Amended Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date as follows:

2.1 Section 1.02 of the Credit Agreement is hereby amended as follows:

(a) the definition of “Approved Petroleum Engineers” is hereby amended and restated in its entirety to read as follows:

“Approved Petroleum Engineers” means (a) Ryder Scott Company Petroleum Consultants, L.P., (b) Netherland, Sewell & Associates, Inc., (c) Cawley, Gillespie & Associates, Inc., and, in each case, any and all successors thereto, and (d) any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

(b) the definition of “Call Protection Amount” is hereby amended and restated in its entirety to read as follows:

“Call Protection Amount” means:

(a) in the case of the Initial Term Loans, an amount equal to the applicable percentage set forth in the table below of any payment, refinancing, substitution or replacement of principal of the Initial Loans based on the number of months elapsed since the Second Amendment Effective Date, including any payment made in accordance with Section 3.01, Section 3.04 or Section 10.02(a) (or in the case of an acceleration of any Loans pursuant to Section 10.02(a), the applicable percentage set forth in the table below of the principal amount of the Loans accelerated):

Relevant period (number of months elapsed since the Second Amendment Effective Date)	Call Protection Amount as a percentage of the amount so repaid (or accelerated)
On or prior to 36 months after the Second Amendment Effective Date	4.00%
After 36 months but on or prior to 48 months after the Second Amendment Effective Date	2.00%

and

(b) in the case of the Delayed Draw Loans, an amount equal to the applicable percentage set forth in the table below of any payment, refinancing, substitution or replacement of principal of such Delayed Draw Loans based on the number of months elapsed since the date that the applicable Delayed Draw Loan was funded, including any payment made in accordance with Section 3.01, Section 3.04 or Section 10.02(a) (or in the case of an acceleration of any Loans pursuant to Section 10.02(a), the applicable percentage set forth in the table below of the principal amount of the Loans accelerated):

Relevant period (number of months elapsed since the funding date of applicable Delayed Draw Loan)	Call Protection Amount as a percentage of the amount so repaid (or accelerated)
On or prior to 36 months after the date of funding of such Delayed Draw Loan	4.00%
After 36 months but on or prior to 48 months after the date of funding of such Delayed Draw Loan	2.00%

In the case of each of the foregoing clauses (a) and (b), if any acceleration occurs prior to such dates, the applicable Call Protection Amount shall be due and payable, regardless of when any payment is made on the Loans.

(c) Clause (a) of the definition of “Debt” is hereby amended and restated in its entirety to read as follows:

(a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments including, without limitation, all interest, premiums and call protection (if any), yield maintenance amounts (if any), make-whole amounts (if any), fees, indemnities, reimbursement obligations and expenses payable in connection therewith;

(d) the definition of “Existing Notes” is hereby amended and restated in its entirety to read as follows:

“Existing Notes” means the 8.000% Senior Notes due 2020 issued by the Borrower outstanding on the Second Amendment Effective Date immediately after giving effect to the issuance of the Second Lien Notes and the transactions contemplated under the Exchange Agreement.

(e) clause (b)(iii) of the definition of “Net Cash Proceeds” is hereby amended to add the words “or the Second Lien Notes or any other Permitted Junior Lien Debt” inside the parenthetical thereof immediately following the words “this Agreement”.

(f) the definition of “Permitted Acquisition” is hereby amended and restated in its entirety read as follows:

“Permitted Acquisition” means any acquisition after the Effective Date by the Borrower or any Guarantor of upstream Oil and Gas Properties if each such acquisition meets all of the following requirements:

(a) no less than five (5) Business Days (or such shorter time as the Administrative Agent may agree in its sole discretion) prior to the proposed closing date of any Material Acquisition, the Borrower shall have delivered a written notice and description of such Material Acquisition to the Administrative Agent, which notice shall include the proposed closing date of such Material Acquisition, together with all material agreements, documents and instruments in respect of such acquisition, including, without limitation, the purchase, sale or transfer agreements therefor, pro forma financial information necessary to determine the Borrower’s and its Subsidiaries’ compliance with the terms of this Agreement after giving effect to such Material Acquisition, and all Security Instruments required by this Agreement; provided that the Borrower shall not be required to provide the foregoing notice and related documents with respect to any De Minimis Acquisition consummated during a De Minimis Acquisition Period;

(b) each applicable Credit Party shall have complied with the requirements of Section 8.14(b);

(c) both before and after giving effect to any Material Acquisition, no Default or Event of Default shall have occurred and be continuing;

(d) both before and after giving effect to any Material Acquisition, the Borrower is in pro forma compliance with Section 9.01 and the PDP Coverage Ratio is equal to or greater than 1.40 to 1.00; provided that the foregoing shall not apply to any De Minimis Acquisition consummated during a De Minimis Acquisition Period;

(e) both before and after giving effect to any Material Acquisition, the Credit Parties shall be in compliance with Section 9.06; and

(f) such acquisition is permitted under the Indenture.

(g) the definition of “Permitted Junior Lien Debt” is hereby amended and restated in its entirety to read as follows:

“Permitted Junior Lien Debt” means Debt secured by a Lien junior in priority to the Liens securing the Secured Obligations and satisfies the following conditions: (a) such Debt does not have an interest rate that would cause any non-compliance with Section 9.22; (b) such Debt (or the documents governing such Debt) shall not contain (i) any individual financial maintenance covenant, (ii) an event of default that is more restrictive or onerous with respect to the Borrower and the Subsidiaries than any event of default in this Agreement, unless this Agreement is validly amended substantially contemporaneously with the issuance or incurrence of such Debt (or occurrence of such other event, such as an exchange or conversion, that causes such Debt to become outstanding) to include such applicable and more restrictive events of default, (iii) any covenants (other than financial maintenance covenants, which are addressed in clause (i) above) that, taken as a whole, are more onerous or restrictive with respect to the Borrower and the Subsidiaries than the covenants in this Agreement, unless this Agreement is validly amended substantially contemporaneously with the issuance or incurrence of such Debt (or occurrence of such other event, such as an exchange or conversion, that causes such Debt to become outstanding) to include such applicable and more restrictive or onerous covenants, (iv) restrictions on the ability of the Borrower or any of its Subsidiaries to guarantee the Secured Obligations or to pledge assets as collateral security for the Secured Obligations, or (v) any prohibition on the prior repayment of any Secured Obligations; (c) the Liens securing such Debt are subordinated to the Liens securing the Secured Obligations and such Liens and the terms of such Debt are subject to the Second Lien Intercreditor Agreement and the security documents creating junior liens securing such Debt shall be in the form required by the Intercreditor Agreement (or if requested by the Borrower, such other form reasonably acceptable to the Administrative Agent); (d) at the time of issuing or incurring such Debt (or the occurrence of such other event, such as an exchange or conversion, that causes such Debt to become outstanding) (i) no Default has occurred and is then continuing, (ii) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt, and (iii) after giving effect to the issuance or incurrence (or otherwise becoming outstanding) thereof, the Borrower is in pro forma compliance with the financial covenants contained in Section 9.01, (e) the terms of such Debt (or the documents governing such Debt) do not provide for a maturity date or any scheduled principal repayment, mandatory principal redemption or sinking fund obligation in each case prior to the 180th day after the Maturity Date (other than customary offers to purchase upon a change of control, asset sale, or casualty or condemnation event (so long as any such mandatory prepayment or offer to purchase in respect of any asset sale, casualty or condemnation event is made subject to the applicable prepayment provisions set forth in this Agreement) and customary acceleration rights after an event of default), and (f) substantially contemporaneously with the issuance or incurrence (or the occurrence of such other event, such as an exchange or conversion, that causes such Debt to become outstanding) of such Debt, the definitions of “Call Protection Amount” and “Yield Maintenance Amount” contained in this Agreement and any related provisions of this Agreement are validly amended to the extent necessary so that the time periods (including the time periods with respect to the Initial Term Loans, which for the avoidance of doubt, shall be amended so that such time periods are deemed to commence on the date that such Permitted Junior Lien Debt is incurred) and percentages contained in the call protection, prepayment premium and yield maintenance provisions applicable to the Loans are no less favorable (from the perspective of the Lenders) than the more favorable (from the perspective of the Lenders) of the time periods and percentages for the call protection, prepayment premium and yield maintenance provisions of such Debt.

(h) the definition of “Permitted Refinancing Debt” is hereby amended and restated in its entirety as follows:

“Permitted Refinancing Debt” means Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to substantially contemporaneously refinance, all of any other Debt (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the sum of (i) the aggregate principal amount then outstanding of the Refinanced Debt (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) and (ii) an amount necessary to pay any accrued and unpaid interest thereon and any fees and expenses, including premiums, related to such exchange or refinancing; (b) such new Debt has (i) a stated maturity no earlier than the later of (A) the stated maturity of the Refinanced Debt and (B) the date that is 180 days following the Maturity Date and (ii) an average life no shorter than the average life of the Refinanced Debt; (c) such new Debt does not have an interest rate that would cause any non-compliance with Section 9.22; (d) such new Debt does not contain (i) any individual financial maintenance covenant or any event of default that, in the case of any individual event of default, is more restrictive or onerous with respect to the Borrower and the Subsidiaries than any individual event of default in the Refinanced Debt or this Agreement, or (ii) any covenants (other than financial maintenance covenants) that, taken as a whole, are more onerous or restrictive with respect to the Borrower and the Subsidiaries than the covenants in the Refinanced Debt or this Agreement; (e) if the Refinanced Debt is contractually subordinated to the Secured Obligations, such new Debt (and any guarantees thereof) is subordinated in right of payment to the Secured Obligations (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt and is otherwise subordinated pursuant to an intercreditor agreement reasonably satisfactory to the Administrative Agent; (f) if the Refinanced Debt is unsecured, such new Debt is unsecured; (g) the terms of Permitted Refinancing Debt do not provide for any scheduled principal repayment, mandatory principal redemption or sinking fund obligation prior to the 180th day after the Maturity Date (other than customary offers to purchase upon a change of control, asset sale, or casualty or condemnation event (so long as any such mandatory prepayment or offer to purchase in respect of any asset sale, casualty or condemnation event is made subject to the applicable prepayment provisions set forth in this Agreement) and customary acceleration rights after an event of default); and (h) if the Refinanced Debt is secured, such new Debt shall be either unsecured or secured; provided that to the extent such new Debt is secured, such new Debt shall be subject at all times to the Second Lien Intercreditor Agreement and any security documents creating junior liens securing such new Debt shall be in the form required by the Intercreditor Agreement (or, if requested by the Borrower, such other form reasonably acceptable to the Administrative Agent).

(i) the definition of “Second Lien Intercreditor Agreement” is hereby amended and restated in its entirety as follows:

“Second Lien Intercreditor Agreement” means that certain Intercreditor Agreement dated as of May 15, 2018, between the Administrative Agent, as Original Priority Lien Agent (as defined therein) and Wilmington Trust, National Association, as Original Second Lien Agent (as defined therein) and acknowledged by the Borrower and certain of its subsidiaries, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time in accordance with the terms thereof and with this Agreement.

(j) the definition of “Yield Maintenance Amount” is hereby amended and restated in its entirety to read as follows:

“Yield Maintenance Amount” means an amount equal to the sum of:

(a) (i) in the case of the Initial Loans, for any payment, refinancing, substitution or replacement with respect to such Initial Loans, including any payment made in accordance with Section 3.01, Section 3.04 or Section 10.02(a) (it being agreed that, in the case of an acceleration of any Loans pursuant to Section 10.02(a), the principal amount of the Initial Loans accelerated shall be deemed to have been paid on the date of acceleration solely for purposes of calculating the Yield Maintenance Amount) in each case paid or deemed paid prior to the two year anniversary of the Second Amendment Effective Date an amount equal to the difference (which shall not be less than zero) of (A) the aggregate amount of interest (including, without limitation, interest payable in cash, in kind or deferred) which would have otherwise been payable on the amount of the principal repayment from the date of repayment (or deemed repayment in the case of an acceleration of the Loans) or reduction until the two year anniversary of the Second Amendment Effective Date, minus (B) the aggregate amount of interest Lenders would earn if the repaid (or deemed repaid in the case of an acceleration of the Loans) or reduced principal amount were reinvested for the period from the date of prepayment (or deemed prepayment in the case of an acceleration of the Loans) or reduction until the two year anniversary of the Second Amendment Effective Date at the Treasury Rate,

plus

(ii) in the case of any Delayed Draw Loan, for any payment, refinancing, substitution or replacement with respect to such Delayed Draw Loans, including any payment made in accordance with Section 3.01, Section 3.04 or Section 10.02(a) (it being agreed that, in the case of an acceleration of any Loans pursuant to Section 10.02(a), the principal amount of the Loans accelerated shall be deemed to have been paid on the date of acceleration solely for purposes of calculating the Yield Maintenance Amount) in each case paid or deemed paid prior to the two year anniversary of the funding date of the applicable Delayed Draw Loan, an amount equal to the difference (which shall not be less than zero) of (A) the aggregate amount of interest (including, without limitation, interest payable in cash, in kind or deferred) which would have otherwise been payable on the amount of the principal repayment from the date of repayment (or deemed repayment in the case of an acceleration of the Loans) or reduction until the two year anniversary of the funding date of the applicable Delayed Draw Loan, minus (B) the aggregate amount of interest Lenders would earn if the repaid (or deemed repaid in the case of an acceleration of the Loans) or reduced principal amount were reinvested for the period from the date of prepayment (or deemed prepayment in the case of an acceleration of the Loans) or reduction until the two year anniversary of the funding date of the applicable Delayed Draw Loan at the Treasury Rate, plus

(b) solely to the extent that the Loans are refinanced in full prior to the date that is 18 months following the Effective Date, an amount equal to the present value (discounted at the Treasury Rate) of the fee that would have accrued under Section 3.05(a) on the undrawn Delayed Draw Commitments (without giving effect to any optional termination or reduction of the Delayed Draw Commitments pursuant to Section 2.06(b)) through the earlier of (i) the date that is one year following the date of such refinancing and (ii) the date that is 18 months following the Effective Date.

Notwithstanding the foregoing, to the extent the Yield Maintenance Amount becomes due and payable as a result of the occurrence of an Event of Default or acceleration of the Loans, the interest rate to be used in calculating the Yield Maintenance Amount pursuant to clause (a)(i) of the preceding sentence shall be the interest rate set forth in Section 3.02(b). The term “Treasury Rate” shall mean a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate determined by Administrative Agent on the date three (3) Business Days prior to the date of repayment (or deemed repayment), to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities having a term of no greater than the period for the remaining months until, in the case of the Initial Term Loans, the two year anniversary of the Second Amendment Effective Date and, in the case of Delayed Draw Loans, the two year anniversary of the funding date of the applicable Delayed Draw Loan.

(k) the following new defined terms are added in the correct alphabetical order as follows:

“De Minimis Acquisition” means any Material Acquisition (whether in an individual transaction or a series of related transactions) by the Borrower or its Subsidiaries of Property for which (a) the consideration for such acquisition is less than $2,500,000 and (b) the aggregate consideration of all such acquisitions during the De Minimis Acquisition Period in which such acquisition is consummated does not exceed $20,000,000.

“De Minimis Acquisition Period” means any period between the Borrower’s delivery of two successive compliance certificates pursuant to Section 8.01(c) if the most recent compliance certificate delivered by the Borrower pursuant to Section 8.01(c) demonstrates that the PDP Coverage Ratio as of the last day of the fiscal period covered by such compliance certificate was equal to or greater than 1.60 to 1.00.

“Exchange Agreement” means the Exchange Agreement dated as of January 31, 2018, by and among the Borrower and the Participating Holders (as defined therein) as amended prior to and as in effect on the Second Amendment Effective Date.

“Indenture” means that certain Indenture, dated as of May 15, 2018 between the Borrower and Wilmington Trust, National Association, as may be amended, amended and restated, restated, supplemented, refinanced, replaced, extended or otherwise modified in accordance with the terms thereof and the terms of this Agreement and the Second Lien Intercreditor Agreement.

“Mortgage Threshold EBITDAX” means, as of any date of determination, the sum of Consolidated Net Income for the most recently ended four fiscal quarters (including any such quarter ending on such date of determination) plus the following expenses or charges to the extent deducted from Consolidated Net Income in such four fiscal quarter period: (a) Interest Expense, (b) income Taxes, (c) depreciation, (d) depletion, (e) amortization, (f) one-time transaction fees and expenses paid or accrued in connection with debt financings, capital raising transactions, acquisitions and dispositions in an aggregate amount for this clause (f) not to exceed $5,000,000 in any four fiscal quarter period, (g) exploration expenses, (h) pro forma “run rate” cost savings, operating expense reductions and synergies related to mergers and other business combinations, acquisitions, divestitures, dispositions, discontinuance of activities or operations and other specified transactions, restructurings, cost savings initiatives, operational changes and other initiatives or specified transactions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 12 months thereafter (including any actions taken on or prior to the Second Amendment Effective Date) in an amount not to exceed 10% of Mortgage Threshold EBITDAX for such four fiscal quarter period calculated before giving effect to this clause (h), but, in any case, only, to the extent reasonably acceptable to the Administrative Agent, and (i) other non-cash charges (including non-cash expenses associated with the granting of stock-based compensation to employees and directors of the Borrower or its Subsidiaries, non-recurring non-cash losses (or minus any gains), non-cash mark to market losses (or minus any gains), and non-cash impairments or accounting adjustments with respect to any disposition of assets permitted hereby), minus all non-cash income added to Consolidated Net Income minus all gains (whether cash or non-cash) from asset dispositions (other than Hydrocarbons produced in the ordinary course of business) and Liquidations of Swap Agreements (in each case to the extent included in Consolidated Net Income during the applicable period); provided that if the Borrower or any Consolidated Subsidiary shall make a Material Acquisition or Material Divestiture during such period, then Consolidated Net Income shall be calculated after giving pro forma effect to such Material Acquisition or Material Divestiture, as if such Material Acquisition or Material Divestiture had occurred on the first day of such period, with such pro forma calculations being reasonably acceptable to the Administrative Agent (but excluding, for the avoidance of doubt and in all cases, any adjustments on account of pro forma cost savings, synergies or similar items, except as provided in clause (h) above).

“Second Amendment Effective Date” means May 15, 2018.

“Second Lien Notes” means, the 8.50% Senior Secured Second Lien Notes due 2023 issued by the Borrower pursuant to the Indenture, as may be amended, amended and restated, restated, supplemented, refinanced, replaced, extended or otherwise modified in accordance with the terms thereof and the terms of this Agreement and the Second Lien Intercreditor Agreement.

“Total Debt” means, at any date, the sum of all Debt of the Borrower and its Subsidiaries on such date.

“Weighted Yield” shall mean as to any Permitted Junior Lien Debt (including the Second Lien Notes and any Permitted Refinancing Debt in respect thereof), the weighted yield to maturity thereof based on interest rate margin, original issue discount or fees (in each case amortized over the life of such indebtedness), interest rate floors or other similar component of yield, in each case, incurred or payable by the borrower of such indebtedness, and excluding, for the avoidance of doubt, (a) any changes in yield due to (i) changes in the underlying reference rate (such as LIBOR or the prime rate), (ii) application of any default rate that is less than or equal to 3.00% per annum or (iii) the imposition of a paid in-kind rate of interest that is less than or equal to 1.00% per annum, (b) premiums and call protection amounts, (c) make-whole amounts and yield maintenance amounts and (d) customary annual agency fees (regardless of whether any of the foregoing amounts are paid to, or shared with, in whole or in part, any lender).

2.2 Section 8.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) Certificate of Insurer – Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), (i) a certificate of insurance coverage from each insurer or one or more insurance agencies with respect to the insurance required by Section 8.07, in form and substance reasonably satisfactory to the Administrative Agent, (ii) if requested by the Administrative Agent, copies of the applicable policies and (iii) a certificate of a Responsible Officer certifying the Borrower’s compliance with Section 8.07.

2.3 Section 8.01 of the Credit Agreement is hereby amended by adding the following as the new clause (x) immediately following clause (w):

(w) De Minimis Acquisitions. Concurrently with any delivery of financial statements under Section 8.01(a) or (b), a certificate of a Responsible Officer (i) setting forth each De Minimis Acquisition consummated during the immediately preceding fiscal quarter (including the material terms of each such De Minimis Acquisition), and (ii) attaching thereto all material agreements, documents and instruments in respect of each such De Minimis Acquisition, including, without limitation, the purchase, sale or transfer agreements therefor to the extent available.

2.4 Section 8.14(a) of the Credit Agreement is hereby amended to replace each reference to “90%” with a reference to “95%”.

2.5 Section 8.14(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f) Notwithstanding the foregoing provisions of Section 8.14,

(i) during the period commencing on the Second Amendment Effective Date and ending on the date that is ninety (90) days following the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion) (such period, the “Post-Closing Mortgage Period”), the Mortgaged Properties shall only be required to include (A) (1) Oil and Gas Properties constituting Proved Developed Producing Reserves representing at least 90% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Developed Producing Reserves evaluated in the Initial Reserve Report and (2) Oil and Gas Properties constituting Proved Reserves representing at least 90% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Reserves evaluated in the most recently delivered Reserve Report, (B) substantially all of the Credit Parties’ Oil and Gas Properties not constituting Proved Reserves to the extent that such Oil and Gas Properties are located in counties in which filings have been made, or are required to be made, to satisfy clause (A) herein and (C) substantially all midstream assets and any infrastructure or related Oil and Gas Property; provided that on or prior to the expiration of the Post-Closing Mortgage Period, the Borrower shall, and shall cause its Subsidiaries to, deliver supplemental mortgages (including mortgages covering leasehold interests in wellbores owned by the Credit Parties as of the Second Amendment Effective Date that were not previously mortgaged on the Second Amendment Effective Date) so that the Mortgaged Property includes (x) Oil and Gas Properties constituting Proved Developed Producing Reserves representing at least 95% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Developed Producing Reserves evaluated in such Reserve Report and (y) Oil and Gas Properties constituting Proved Reserves representing at least 95% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Reserves evaluated in such Reserve Report; and

(ii) during such periods in which the Borrower maintains a Total Debt to Mortgage Threshold EBITDAX ratio of less than 3.00 to 1.00, measured as of the last day of the four fiscal quarter period most recently ended for which financial statements are available, the Mortgaged Properties shall only be required to include (1) Oil and Gas Properties constituting Proved Developed Producing Reserves representing at least 90% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Developed Producing Reserves evaluated in the most recently delivered Reserve Report, (2) Oil and Gas Properties constituting Proved Reserves representing at least 90% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Reserves evaluated in the most recently delivered Reserve Report, (3) substantially all of the Credit Parties’ Oil and Gas Properties not constituting Proved Reserves and (4) substantially all midstream assets and any infrastructure or related Oil and Gas Property.

2.6 Section 8.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 8.18 Acquisition of Oil and Gas Properties – Mortgage Coverage. In connection with any Material Acquisition (other than a De Minimis Acquisition consummated during any De Minimis Acquisition Period), the Borrower shall, and shall cause its Subsidiaries to, grant within 30 days of such acquisition of such Oil and Gas Properties by the Borrower or such Subsidiary, to the Collateral Agent as security for the Secured Obligations a first-priority Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on (i) Oil and Gas Properties constituting Proved Developed Producing Reserves representing at least 95% of the total present value (using a 10% discount rate) of all Proved Developed Producing Reserves acquired, (ii) Oil and Gas Properties constituting Proved Reserves representing at least 95% of the total present value (using a 10% discount rate) of all Proved Reserves acquired, (iii) substantially all of the Oil and Gas Properties not constituting Proved Reserves acquired, and (iv) substantially all midstream assets and any infrastructure or related Oil and Gas Property acquired. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent and the Borrower and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

2.7 The last sentence of Section 8.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Borrower’s compliance with the requirements of this Section 8.20 shall be measured as of (i) the fifth Business Day following the Effective Date, (ii) the forty-fifth day following the Effective Date, and (iii) thereafter, the last day of each fiscal quarter, in each case using the most recently delivered Reserve Report (including the Initial Reserve Report); provided that compliance shall also be measured on the date that is the fifth Business Day following the Second Amendment Effective Date.

2.8 Section 9.03 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (g), and by replacing clause (h) thereof with the new clauses (h) and (i) set forth below:

(h) customary liens in favor of a trustee (in such trustee’s capacity as such and not in its capacity as collateral agent or collateral trustee) pursuant to an indenture relating to any Debt permitted by this Agreement to the extent such Liens (i) only secure customary compensation, reimbursement and indemnification obligations owing to such trustee (in such trustee’s capacity as such and not in its capacity as collateral agent or collateral trustee), (ii) are limited to the money or property held by such trustee (in such trustee’s capacity as such and not in its capacity as collateral agent or collateral trustee) (excluding money or property held in trust for the payment of such Debt) and (iii) do not secure Debt for borrowed money; provided that no intention to subordinate the first priority Lien granted in favor of the Collateral Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Lien; and

(i) Liens on Property not otherwise permitted by the foregoing clauses of this Section 9.03; provided that (i) such Liens do not secure Debt for borrowed money and (ii) the aggregate amount of all Debt secured by Liens permitted by this Section 9.03(i) shall not exceed $2,000,000 at any time.

2.9 Section 9.04(a)(iv) is hereby amended by adding a new clause (E) at the end thereof that reads “and (E) such Restricted Payment is permitted to be made under the Indenture”.

2.10 Section 9.04(b)(i)(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(A) prepay, repay or Redeem the Existing Notes (1) with the proceeds of any Permitted Refinancing Debt in respect thereof, or (2) so long as (w) the PDP Coverage Ratio is equal to or greater than 1.50 to 1.00 and the Total Debt to Mortgage Threshold EBITDAX ratio measured as of the most recently ended fiscal quarter for which financial statements are available is less than 3.00 to 1.00, in each case as measured immediately prior to and after giving pro forma effect to such prepayment, repayment, or Redemption and to the other transactions to occur on such date (and the Borrower has delivered the certificate required by Section 8.01(w) certifying to such pro forma compliance and attaching calculations demonstrating such pro forma compliance), (x) the aggregate cash consideration paid by the Credit Parties in respect of such Redemptions during the term of this Agreement does not exceed $75,000,000, (y) no Default or Event of Default shall exist at the time of such Redemption or result therefrom and (z) concurrently with any such prepayment, repayment or Redemption, the Borrower shall deliver a certificate executed by its Chief Financial Officer certifying that, after giving effect to such prepayment, repayment or Redemption, the representation and warranty contained in Section 7.22 is true and correct in all respects as of such date;

2.11 Section 9.04(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of or documents governing the Existing Notes, any Permitted Junior Lien Debt (including the Second Lien Notes) or any Permitted Refinancing Debt in respect of any of the foregoing if:

(A) in the case of the Existing Notes or any Permitted Junior Lien Debt and any Permitted Refinancing Debt in respect of either of the foregoing, the effect thereof would be to (i) shorten its maturity or average life, (ii) except in the case of the Second Lien Notes, increase the amount of any payment of principal thereof or premium or fee (other than a consent, amendment or similar fee in an aggregate amount for all such fees during the term of this Agreement not to exceed 1.00% of the outstanding principal amount of the Existing Notes, any Permitted Junior Lien Debt (other than the Second Lien Notes) or any Permitted Refinancing Debt being amended, modified or otherwise changed or any fee owed to the Existing Notes trustee) with respect thereto, (iii) except in the case of the Second Lien Notes, increase the rate or shorten any period for payment of interest thereon or (iv) cause such Permitted Junior Lien Debt or Permitted Refinancing Debt in respect thereof to no longer satisfy the requirements of the definitions of Permitted Junior Lien Debt or Permitted Refinancing Debt, as applicable; or

(B) in the case of the Second Lien Notes and any Permitted Refinancing Debt in respect thereof, the effect thereof would be to (i) modify or add any covenant or event of default that would prohibit one or more Credit Parties from making any payment in respect of the Secured Obligations, (ii) shorten the final maturity or weighted average life to maturity of the Second Lien Notes or any Permitted Refinancing Debt in respect thereof, (iii) add any additional Property as collateral for the Second Lien Notes or Permitted Refinancing Debt in respect thereof unless such Property is added as collateral for the Secured Obligations or the Secured Parties decline to take such collateral, (iv) provide for any Person to issue a guarantee or be required to issue a guarantee unless such Person guarantees the Secured Obligations or the Secured Parties decline to take such guarantee, (v) add or provide for any increase in, or shorten the period for payment of, any mandatory prepayment or redemption provisions or shorten the period for reinvestment of any net cash proceeds (other than change of control or asset sale tender offer provisions substantially similar to those applicable under the Indenture, as in effect on the Second Amendment Effective Date, or otherwise customary in the market at the time of such amendment, exchange or refinancing), (vi) result in the Weighted Yield applicable to the Second Lien Notes increasing by more than 250 basis points above the Weighted Yield applicable to the Second Lien Notes on the issue date thereof, (vii) modify the amounts of or time periods applicable to any make-whole amounts, yield maintenance amounts, premium or call protection applicable to the Second Lien Notes unless this Agreement is amended at such time to provide equivalent or better terms (from the perspective of the Secured Parties), (viii) amend or otherwise modify any “Default” or “Event of Default” or covenants thereunder in a manner that is more onerous or restrictive to any Credit Party unless this Agreement is amended at such time to provide equivalent or better terms (from the perspective of the Secured Parties), (ix) amend or otherwise modify Section 6.01(g)(ii) of the Indenture (or any corresponding provision in any document governing Permitted Refinancing Debt of the Second Lien Notes) in a manner that would shorten or eliminate the grace period provided for in such section, (x) adversely affect the lien priority rights of the Secured Parties, (xi) result in the aggregate principal amount of all Permitted Junior Lien Debt (including the Second Lien Notes and Permitted Refinancing Debt in respect thereof) being greater than $500,000,000 or (xii) contravene the provisions of the Second Lien Intercreditor; or

(C) other than in the case of the Second Lien Notes and the Indenture, such amendment, modification, waiver, change or consent would adversely affect the Lenders; or

(D) in the case of Permitted Junior Lien Debt or any Permitted Refinancing Debt in respect thereof, such amendment, modification, waiver, change or consent is prohibited under the terms of the Second Lien Intercreditor Agreement;

provided that the foregoing shall not prohibit the execution of other indentures or agreements in connection with the issuance of Permitted Refinancing Debt or the execution of supplemental indentures to add guarantors provided such Person complies with Section 8.14(b) and Section 8.14(c).

2.12 Section 9.05(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) Permitted Acquisitions, provided that, to the extent required by the definition of “Permitted Acquisition”, the Borrower shall deliver concurrently with the consummation of any Permitted Acquisition the certificate required by Section 8.01(w) certifying to pro forma compliance with Section 9.01 and that the PDP Coverage Ratio is greater than or equal to 1.40 to 1.00 and attaching calculations demonstrating such compliance;

2.13 Section 10.01(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(g) any event or condition occurs that results in (i) any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Subsidiary to make an offer in respect thereof or (ii) an “Event of Default” under the Indenture.

Section 3. Reincorporation. The Administrative Agent acknowledges that it received sufficient notice in satisfaction of Section 8.01(m) of the Credit Agreement and Section 5.05 of the Guaranty Agreement as to the Reincorporation. The Administrative Agent and the Lenders hereby confirm that the Reincorporation did not violate Section 9.21 of the Credit Agreement. The Borrower hereby confirms that it authorized the Administrative Agent to file one or more financing statements, and amendments thereto to perfect, protect or preserve the Liens created under the Credit Agreement (included as amended hereby) and the Security Instruments.

Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment from the Borrower and each Lender.

4.2 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower setting forth (1) resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Borrower to execute, deliver and perform under the Transactions, this Second Amendment and the documents being authorized, executed and/or delivered in connection herewith and therewith and to enter into the transactions contemplated in those documents, (2) the officers of the Borrower (a) who are authorized to sign the Loan Documents to which the Borrower is a party and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Second Amendment and the transactions contemplated hereby and specimen signatures of such authorized officers (or certifying that there has been no change to such authorized officers since the date of the Officer’s Certificate of the Borrower delivered to the Administrative Agent on November 1, 2017 (the “Prior Officer’s Certificate”)), (3) the Organizational Documents of the Borrower as in effect immediately after giving effect to the Reincorporation, certified as being true and complete and (4) a customary certificate reasonably satisfactory to the Administrative Agent of the appropriate State agencies where the Borrower is formed or incorporated. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.3 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (a) attaching true and correct executed copies of the Indenture and all other material documents executed by the Credit Parties in connection with the incurrence of the Second Lien Notes and (b) certifying that (i) the Transactions have been consummated in accordance with the terms of that certain Exchange Agreement, dated as of January 31, 2018, by and among the Borrower and the noteholders party thereto, as amended by the First Amendment to Exchange Agreement, dated as of March 20, 2018, and the Second Amendment to Exchange Agreement, dated as of April 2, 2018 and (ii) after giving effect to the Transactions and the effectiveness of this Second Amendment, the aggregate outstanding principal amount of the Existing Notes will be less than or equal to $203,317,000 and the amount of the Second Lien Notes will not exceed $344,279,000.

4.4 The Administrative Agent shall have received from each party thereto duly authorized and/or executed counterparts (in such number as may be requested by the Administrative Agent) of the Intercreditor Agreement.

4.5 The Administrative Agent shall be reasonably satisfied that (i) the Second Lien Security Documents (including all real property exhibits thereto) creating Liens on the Collateral are in all material respects the same forms of documents as the respective Security Instruments and (ii) upon the filing of any additional mortgages (including amendments and/or supplements to any previously filed mortgages) delivered by the Borrower to the Administrative Agent on the Second Amendment Effective Date and the filing of a UCC-1 financing statement with the Delaware Secretary of State, the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on (a) (1) Oil and Gas Properties constituting Proved Developed Producing Reserves representing at least 90% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report (which shall be the Reserve Report dated December 31, 2017) of all Proved Developed Producing Reserves evaluated in the most recently delivered Reserve Report and (2) Oil and Gas Properties constituting Proved Reserves representing at least 90% of the total present value (using a 10% discount rate and as such value is set forth in the most recently delivered Reserve Report) of all Proved Reserves evaluated in the most recently delivered Reserve Report, (b) substantially all of the Credit Parties’ Oil and Gas Properties not constituting Proved Reserves to the extent that such Oil and Gas Properties are located in counties in which filings have been made, or are required to be made, to satisfy clause (a) herein, (c) substantially all midstream assets and any infrastructure or related Oil and Gas Property and (d) the other Mortgaged Property purported to be pledged under the Security Instruments.

4.6 The Administrative Agent shall have received an opinion of (i) Jones Day, special counsel to the Borrower, (ii) Browning Kaleczyc Berry & Hoven, P.C., local Montana counsel to the Borrower and (iii) Fredrikson & Byron, P.A., local North Dakota counsel to the Borrower, in each case, in form and substance acceptable to the Administrative Agent and its counsel.

4.7 No Default or Event of Default shall have occurred and be continuing as of the date hereof both immediately prior to and after giving effect to the terms of this Second Amendment.

4.8 The Borrower shall have submitted a Borrowing Request for a Delayed Draw Loan in accordance with Section 2.03(b) of the Credit Agreement (provided that the Administrative Agent and the Lenders hereby waive the five Business Day requirement with respect to such Borrowing Request) in a principal amount of not less than $60,000,000, which shall have been drawn prior to, or substantially contemporaneous with, the Second Amendment Effective Date.

4.9 The Administrative Agent and the Lenders shall have received all commitment, amendment, upfront and agency fees and all other fees, expenses and amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including the fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent).

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement and Amended Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement shall remain in full force and effect in accordance with its terms following the Second Amendment Effective Date, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Amended Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Amended Credit Agreement, the other Loan Documents, or any other contract or instrument.

5.3 Ratification and Affirmation of Credit Parties. The Borrower hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement, the Swap Intercreditor Agreement and the other Security Instruments and Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Swap Intercreditor Agreement and the other Security Instruments and Loan Documents to which it is a party, (iv) agrees that its guarantee and pledge of collateral under the Guaranty Agreement and the other Security Instruments and Loan Documents to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Person contained in the Amended Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Second Amendment except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality, Material Adverse Effect or a similar qualification, such representations and warranties shall be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and/or performance by such Person of this Second Amendment and each other Security Instrument and Loan Document being are within such Person’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Person enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Default or Event of Default exists.

5.4 Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

5.5 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment in accordance with Section 12.03 of the Credit Agreement.

5.8 Severability. Any provision of this Second Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.9 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 12.04 of the Credit Agreement).

5.10 Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Amended Credit Agreement.

[Signature Pages Follow]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	NORTHERN OIL AND GAS, INC.,
a Delaware corporation

	By:	/s/ Brandon Elliott
Name: Brandon Elliott
Title: Interim President

SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NORTHERN OIL AND GAS, INC.

TPG SPECIALTY LENDING, INC. as Administrative Agent and a Lender

By:	/s/ Joshua W. Easterly
Name:	Joshua W. Easterly
Title:	CEO

SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NORTHERN OIL AND GAS, INC.

TAO TALENTS, LLC as a Lender

By:	/s/ Steven Pluss
Name:	Steven Pluss
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NORTHERN OIL AND GAS, INC.

TOP III TALENTS, LLC as a Lender

By:	/s/ Steven Pluss
Name:	Steven Pluss
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

NORTHERN OIL AND GAS, INC.

Exhibit A

INTERCREDITOR AGREEMENT

dated as of May 15, 2018 between

TPG Specialty Lending, Inc.,

as Original Priority Lien Agent,

and

Wilmington Trust, National Association,

as Original Second Lien Agent

and Acknowledged and Agreed by

Northern Oil and Gas, Inc. and certain of its subsidiaries from time to time party hereto

THIS IS THE SECOND LIEN INTERCREDITOR AGREEMENT OR INTERCREDITOR AGREEMENT, AS APPLICABLE, REFERRED TO IN (A) THE INDENTURE DATED AS OF MAY 15, 2018, AMONG NORTHERN OIL AND GAS, INC., CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY THERETO, WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, (B) THE TERM LOAN CREDIT AGREEMENT DATED AS OF NOVEMBER 1, 2017 AS HERETOFORE OR HEREAFTER AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG NORTHERN OIL AND GAS, INC., THE LENDERS PARTY THERETO FROM TIME TO TIME AND TPG SPECIALTY LENDING, INC., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, (C) THE OTHER NOTE DOCUMENTS REFERRED TO IN SUCH INDENTURE AND (D) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH TERM LOAN CREDIT AGREEMENT.

TABLE OF CONTENTS

		PAGE
ARTICLE I
DEFINITIONS

Section 1.01	Construction; Certain Defined Terms	1

ARTICLE II
LIEN PRIORITIES

Section 2.01	Relative Priorities	16
Section 2.02	Prohibition on Marshalling, Etc.	17
Section 2.03	No New Liens	17
Section 2.04	Similar Collateral and Agreements	18
Section 2.05	No Duties of Priority Lien Agent	19
Section 2.06	No Duties of Second Lien Agent	19

ARTICLE III
ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01	Limitation on Enforcement Action	20
Section 3.02	Standstill Periods; Permitted Enforcement Action	22
Section 3.03	Insurance	24
Section 3.04	Notification of Release of Collateral	25
Section 3.05	No Interference; Payment Over	26
Section 3.06	Purchase Option	29

ARTICLE IV
OTHER AGREEMENTS

Section 4.01	Release of Liens; Automatic Release of Second Liens and Third Liens	31
Section 4.02	Certain Agreements with Respect to Insolvency or Liquidation Proceedings	33
Section 4.03	Reinstatement	42
Section 4.04	Refinancings; Initial Third Lien Debt; Additional Third Lien Debt	43
Section 4.05	Amendments to Priority Lien Documents, Second Lien Documents and Third Lien Documents	45
Section 4.06	Legends	47
Section 4.07	Second Lien Secured Parties and Third Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor	47
Section 4.08	Postponement of Subrogation	47
Section 4.09	Acknowledgment by the Secured Debt Representatives	48

ARTICLE V
GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01	General	48
Section 5.02	Accounts	49

i

Annex and Exhibits

Annex I	Legends

Exhibit A	Form of Priority Confirmation Joinder
Exhibit B	Security Documents

ii

INTERCREDITOR AGREEMENT, dated as of May 15, 2018 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), between TPG SPECIALTY LENDING, INC., as administrative agent and collateral agent for the Priority Lien Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Original Priority Lien Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as collateral agent for the Second Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original Second Lien Agent”) and acknowledged and agreed by NORTHERN OIL AND GAS, INC., a Delaware corporation (together with its successors and assigns, “NOG”) and certain of its subsidiaries.

Reference is made to (a) the Priority Lien Credit Agreement (defined below) and (b) the Second Lien Indenture (defined below) governing the Second Lien Indenture Notes (defined below).

From time to time following the date hereof, NOG may incur Initial Third Lien Obligations and Additional Third Lien Obligations (each as defined below) to the extent, if any, permitted by the Secured Debt Documents, and (a) in connection with the Initial Third Lien Obligations, NOG and certain of its subsidiaries, the Third Lien Representative (defined below) and the Third Lien Collateral Trustee (defined below) shall, concurrently with the incurrence of such Initial Third Lien Obligations, enter into a Third Lien Collateral Trust Agreement (defined below) and (b) in connection with any Additional Third Lien Obligations, the applicable Third Lien Representative (defined below) and the Third Lien Collateral Trustee shall, concurrently with the incurrence of such Additional Third Lien Obligations, enter into a joinder to the Third Lien Collateral Trust Agreement.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Priority Lien Agent (for itself and on behalf of the Priority Lien Secured Parties) and the Original Second Lien Agent (for itself and on behalf of the Second Lien Secured Parties) agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Construction; Certain Defined Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, restated, amended and restated, adjusted, waived, renewed, extended, supplemented, replaced, refinanced or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles and Sections of and Annexes to this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” shall not be exclusive.

(b) All terms capitalized but not defined herein have the meanings assigned to them in the Priority Lien Credit Agreement as in effect on the date hereof.

(c) All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the New York UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

(d) Unless otherwise set forth herein, all references herein to (i) the Second Lien Agent shall be deemed to refer to the Second Lien Agent in its capacity as collateral agent under the Second Lien Documents and (ii) the Third Lien Collateral Trustee shall be deemed to refer to the Third Lien Collateral Trustee in its capacity as collateral trustee under the Third Lien Collateral Trust Agreement.

(e) As used in this Agreement, the following terms have the meanings specified below:

“Accounts” has the meaning assigned to such term in Section 3.01(a).

“Additional Third Lien Debt Facility” means any Debt for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document; provided that no Third Lien Substitute Facility shall constitute an Additional Third Lien Debt Facility at any time.

“Additional Third Lien Documents” means any Additional Third Lien Debt Facility and the Additional Third Lien Security Documents.

“Additional Third Lien Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Additional Third Lien Secured Party (or any of its Affiliates) in respect of the Additional Third Lien Documents.

“Additional Third Lien Secured Parties” means, at any time, the trustee, agent or other representative of the holders of any Series of Third Lien Debt who maintains the transfer register for such Series of Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Third Lien Document and each other holder of, or obligee in respect of, any Series of Third Lien Debt outstanding at such time.

“Additional Third Lien Security Documents” means the Additional Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by NOG or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Additional Third Lien Secured Parties.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bank Product” means each and any of the following bank services and products provided to NOG or any other Grantor by any lender under the Priority Lien Credit Agreement or any Affiliate of any such lender: (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services, including pursuant to any agreement in respect of the foregoing.

“Bank Product Obligations” means any and all Obligations of NOG or any other Grantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with any Bank Product.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law providing for the relief of debtors.

“Board of Directors” means, with respect to any Person, the board of directors or other governing body of such Person or any committee thereof duly authorized to act on behalf of such board of directors or such other governing body.

“Business Day” means any day excluding Saturday, Sunday and any other day on which banking institutions in New York City are authorized or required by law to remain closed.

“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Class” means (a) in the case of Priority Lien Debt, the Priority Lien Debt, (b) in the case of Second Lien Debt, all Series of Second Lien Debt, taken together, and (c) in the case of Third Lien Debt, all Series of Third Lien Debt, taken together.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting Priority Lien Collateral, Second Lien Collateral and/or Third Lien Collateral.

“Credit Facilities” means one or more debt facilities (including the Priority Lien Credit Agreement), commercial paper facilities or secured or unsecured capital market debt financings, in each case with banks or other institutional lenders or institutional investors providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), letters of credit or other borrowings or capital markets debt financings, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including refinancing with any capital markets debt transaction) in whole or in part from time to time.

“Debt” means, for any Person, each of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all reimbursement obligations of such Person (whether contingent or otherwise)

in respect of letters of credit, surety or other bonds and similar instruments; (c) all (i) accounts payable and (ii) accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services, in each case (other than deferred purchase price obligations in connection with the acquisition of Oil and Gas Properties), which are greater than ninety (90) days past the date of invoice other than those which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) all obligations of such Person under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of such Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) all obligations of such Person to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements, take or pay arrangements for the gathering, processing or transportation of production, or other similar arrangements, in each case in the ordinary course of business; (j) obligations of such Person to pay for goods or services even if such goods or services are not actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock of such Person; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“DIP Financing” has the meaning assigned to such term in Section 4.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 4.02(b).

“DIP Lenders” has the meaning assigned to such term in Section 4.02(b).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(a) termination or expiration of all commitments to extend credit that would constitute Priority Lien Obligations (other than Excess Priority Lien Obligations);

(b) payment in full in cash of the principal of and interest, premium or call protection (if any), yield maintenance amounts (if any) and make-whole amounts (if any) on all Priority Lien Debt (other than Excess Priority Lien Obligations and other than any undrawn letters of credit);

(c) discharge or cash collateralization (in an amount equal to the lesser of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit the reimbursement obligations in respect of which constitute Priority Lien Obligations (other than Excess Priority Lien Obligations) and the aggregate fronting and similar fees which will accrue thereon through the stated expiry of such letters of credit;

(d) payment in full in cash of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Hedge Agreement, termination of such agreement and payment in full in cash of all Hedging Obligations thereunder or such other arrangements as shall have been made by the counterparty thereto (and communicated to the Priority Lien Agent) pursuant to the terms of the Priority Lien Credit Agreement); and

(e) payment in full in cash of all other Priority Lien Obligations other than Excess Priority Lien Obligations (including without limitation, Bank Product Obligations to the extent included in Priority Lien Obligations) that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than any Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided however, that if, at any time after the Discharge of Priority Lien Obligations has occurred, NOG enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken after and permitted as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which NOG designates such obligations as Priority Lien Obligations (subject to the Priority Lien Cap) in accordance with this Agreement, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Second Lien Obligations shall be deemed to have been at all times Second Lien Obligations and at no time Priority Lien Obligations and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Priority Lien Obligations or Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Priority Lien Obligations.

“Discharge of Second Lien Obligations” means the occurrence of all of the following:

(a) payment in full in cash of the principal of and interest, premium (if any), yield maintenance amounts (if any) and make-whole amounts (if any) on all Second Lien Debt; and

(b) payment in full in cash of all other Second Lien Obligations that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided, however that if, at any time after the Discharge of Second Lien Obligations, NOG enters into any Second Lien Document evidencing a Second Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Second Lien Obligations (other than with respect to any actions taken after and permitted as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which NOG designates such Debt as Second Lien Debt in accordance with this Agreement, the Obligations under such Second Lien Document shall automatically and without any further action be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Second Lien Obligations.

“Disposition” means any sale, lease, exchange, assignment, license, contribution, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Excess Priority Lien Obligations” means the principal amount of Debt (including letters of credit and letter of credit reimbursement obligations but excluding any increases in principal as a result of interest that is paid in kind or capitalized) under the Priority Lien Credit Agreement that shall at the time of incurrence thereof, together with all other Priority Lien Debt then outstanding, exceed the then-applicable amount in clause (a) of the definition of “Priority Lien Cap”, and interest, fees, costs and other charges with respect to the principal amount of such excess Debt. For the avoidance of doubt, in no event shall any Hedging Obligations constituting Priority Lien Obligations or any Bank Product Obligations constituting Priority Lien Obligations constitute Excess Priority Lien Obligations.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means NOG and each Subsidiary that shall have granted any Lien in favor of any of the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee on any of its assets or properties to secure any of the Secured Obligations.

“Hedge Agreements” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and any confirmations or trades, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided, that notwithstanding the foregoing, agreements or obligations to physically sell any commodity at any index-based price shall not be considered “Hedge Agreements”.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under Hedge Agreements.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty interests and other royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“Initial DIP Purchase Option Notice” has the meaning assigned to such term in Section 4.02(dd).

“Initial DIP Purchase Option Statement” has the meaning assigned to such term in Section 4.02(dd).

“Initial Third Lien Debt Facility” means Debt secured by a Third Lien for which the requirements of Section 4.04(c) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document.

“Initial Third Lien Documents” means the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents.

“Initial Third Lien Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Initial Third Lien Secured Party (or any of its Affiliates) in respect of the Initial Third Lien Documents.

“Initial Third Lien Secured Parties” means, at any time, the Third Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Initial Third Lien Debt Facility (including any holders of notes pursuant to supplements executed in connection with the issuance of Series of Third Lien Debt under the Initial Third Lien Debt Facility) who maintain the transfer register for such Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Initial Third Lien Document and each other holder of, or obligee in respect of, any Initial Third Lien Obligations, any holder or lender pursuant to any Initial Third Lien Document outstanding at such time; provided that the Additional Third Lien Secured Parties shall not be deemed Initial Third Lien Secured Parties.

“Initial Third Lien Security Documents” means the Initial Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by NOG or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Initial Third Lien Secured Parties (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Third Lien Substitute Facility).

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against NOG or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of NOG or any other Grantor, any receivership or assignment for the benefit of creditors relating to NOG or any other Grantor or any similar case or proceeding relative to NOG or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to NOG or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature (including any composition agreement) in which substantially all claims of creditors of NOG or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“NOG” has the meaning assigned to such term in the preamble hereto.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest, premiums and call protection (if any), yield maintenance amounts (if any), make-whole amounts (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Debt. Notwithstanding any other provision hereof, the term “Obligations” will include accrued interest, fees, costs and other charges incurred under such documentation, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding.

“Officer” means, with respect to any Person, the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the General Counsel, the Controller, the Secretary or Corporate Secretary, any Executive Vice President, any Senior Vice President, any Vice President or any Assistant Vice President of such Person.

“Officer’s Certificate” means a certificate signed on behalf of NOG by any Officer of NOG.

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, pipelines, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Original Priority Lien Agent” has the meaning assigned to such term in the preamble hereto.

“Original Second Lien Agent” has the meaning assigned to such term in the preamble hereto.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or a Governmental Authority.

“Preferred Stock”, as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

“Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit A.

“Priority Lien” means a Lien granted by NOG or any other Grantor in favor of the Priority Lien Agent at any time upon any Collateral of NOG or such Grantor to secure Priority Lien Obligations (including Liens on such Collateral under the security documents associated with any Priority Lien Substitute Facility).

“Priority Lien Agent” means the Original Priority Lien Agent, and, from and after the date of execution and delivery of a Priority Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the Debt and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Priority Lien Cap” means, with respect to any Priority Lien Debt as of any date, (a) subject to the proviso at the end of this definition, a principal amount of Priority Lien Debt (with outstanding letters of credit being deemed to have a principal amount equal to the stated amount thereof) equal to $400,000,000 (excluding interest paid in kind or capitalized described in clause (f) of this definition), plus (b) the amount of all Hedging Obligations, to the extent such Hedging Obligations are secured by the Priority Liens, plus (c) the amount of all Bank Product Obligations, to the extent such Bank Product Obligations are secured by the Priority Liens, plus (d) the amount of accrued and unpaid interest (excluding any interest paid-in-kind) with respect to such principal amount and outstanding fees, plus (e) any amount of protective advances made by the Priority Lien Secured Parties in respect of any Collateral for insurance, taxes or maintenance of Collateral in an amount not to exceed 2.00% of the outstanding principal amount of the Priority Lien Debt (excluding Excess Priority Lien Obligations and any DIP Financing) at the time of determination, plus (f) any amount of interest added to the principal amount of the Priority Lien Debt as a result of being paid in kind or capitalized, plus (g) fees, premiums and call protection (if any), yield maintenance amounts (if any), make-whole amounts (if any), indemnifications, reimbursements and expenses due pursuant to the terms of any Priority Lien Debt; provided that, (i) in the event that the Priority Lien Obligations are Replaced in accordance with Section 4.04(a), the amount in clause (a) of this definition shall be deemed to be increased to an amount, not to exceed $460,000,000, equal to the principal amount of Priority Lien Debt being Replaced plus any amount necessary to pay any accrued interest, fees, make-whole amounts, yield maintenance amounts, premiums and call protection amounts and other expenses due in connection with such Replacement), (ii) in the event that the Priority Lien Obligations are refunded, refinanced, replaced or otherwise repaid in part or in their entirety with unsecured Debt or secured Debt with Liens subordinate to the Second Liens, the amount in clause (a) of this definition shall be the difference between (x) $460,000,000 and (y) the aggregate principal amount of the unsecured Debt and/or secured Debt with Liens subordinate to the Second Liens that is incurred to refund, refinance, replace or otherwise repay such Priory Lien Debt, and (iii) for the avoidance of doubt in no event shall the Priority Lien Cap apply to any DIP Financing.

“Priority Lien Collateral” means all “Collateral” and “Mortgaged Property”, as defined in the Priority Lien Credit Agreement or any other Priority Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Priority Lien Obligation.

“Priority Lien Credit Agreement” means the Term Loan Credit Agreement among NOG as borrower and TPG Specialty Lending, Inc., as administrative agent and collateral agent and certain other financial institutions, dated November 1, 2017, as such agreement may be amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time with the same and/or different lenders and/or agents and any credit agreement, loan agreement or any other agreement or instrument evidencing or governing the terms of any Priority Lien Substitute Facility.

“Priority Lien Debt” means the Debt under the Priority Lien Credit Agreement (including reimbursement obligations with respect to letters of credit).

“Priority Lien Documents” means the Priority Lien Credit Agreement, the Priority Lien Security Documents, the other “Loan Documents” (as defined in the Priority Lien Credit Agreement), any documents with respect to Hedging Obligations and Bank Product Obligations secured under the terms of Priority Lien Security Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any Priority Lien Substitute Facility.

“Priority Lien Obligations” means the Priority Lien Debt and all other Obligations in respect of or in connection with Priority Lien Debt together with Hedging Obligations and Bank Product Obligations. For the avoidance of doubt, Hedging Obligations and Bank Product Obligations shall only constitute Priority Lien Obligations to the extent that such Hedging Obligations or Bank Product Obligations, as applicable, are secured under the terms of the Priority Lien Credit Agreement and Priority Lien Security Documents. Notwithstanding any other provision hereof, the term “Priority Lien Obligations” will include accrued interest, fees, premiums, call protection amounts, make-whole amounts, yield maintenance amounts, costs and other charges incurred under the Priority Lien Credit Agreement and the other Priority Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Priority Lien Obligations (whether by or on behalf of NOG or any other Grantor, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Priority Lien Purchasers” has the meaning assigned to such term in Section 4.02(dd).

“Priority Lien Secured Parties” means, at any time, (a) the Priority Lien Agent, (b) each lender or issuing bank under the Priority Lien Credit Agreement, (c) each holder, provider or obligee of any Hedging Obligations or Bank Product Obligations that (i) is a lender under the Priority Lien Credit Agreement or an Affiliate (as defined in the Priority Lien Credit Agreement) thereof or of the Priority Lien Agent, (ii) was such a lender or Affiliate of a lender or of the Priority Lien Agent at the time such Hedging Obligation or Bank Product Obligation, as applicable, was entered into, and is a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document or (iii) is otherwise a Secured Swap Party under the Priority Lien Documents, (d) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Priority Lien Document, (e) each other Person that provides letters of credit, guarantees or other credit support related thereto under any Priority Lien Document and (f) each other holder of, or obligee in respect of, any Priority Lien Obligations (including pursuant to a Priority Lien Substitute Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document outstanding at such time.

“Priority Lien Security Documents” means each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by NOG or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Priority Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Priority Lien Substitute Facility).

“Priority Lien Substitute Facility” means any Credit Facility (without regard to any subsequent replacements thereof contemplated in the definition thereof unless each such replacement also complies with the requirements of this definition) with respect to which the requirements of Section 4.04(a) of this Agreement have been satisfied and that Replaces the Priority Lien Credit Agreement then in existence. For the avoidance of doubt, no Priority Lien Substitute Facility shall be required to be a revolving or asset-based loan facility and any such facility may be evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument; provided that the Liens securing any such Priority Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities set forth herein as of the date hereof) to the same extent as the Liens securing the other Priority Lien Obligations.

“Priority Lien Swap Intercreditor Agreement” means any “Swap Intercreditor Agreement” as defined in the Priority Lien Credit Agreement.

“Property” means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts, contract rights, Capital Stock and other securities issued by any other Person (but excluding Capital Stock or other securities issued by such first mentioned Person).

“Purchasable DIP Obligations” has the meaning assigned to such term in Section 4.02(dd).

“Purchasable Obligations” has the meaning assigned to such term in Section 3.06(a).

“Recovery” has the meaning assigned to such term in Section 4.03(a).

“Replaces” means, (a) in respect of any agreement with reference to the Priority Lien Credit Agreement or the Priority Lien Obligations or any Priority Lien Substitute Facility, that such agreement refunds, refinances, amends and restates or replaces the Priority Lien Credit Agreement, the Priority Lien Obligations or such Priority Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and results in all commitments thereunder being terminated, or, to the extent permitted by the terms of the Priority Lien Credit Agreement, Priority Lien Obligations or such Priority Lien Substitute Facility, in part, (b) in respect of any agreement with reference to the Second Lien Documents, the Second Lien Obligations or any Second Lien Substitute Facility, that such Debt refunds, refinances, amends and restates or replaces the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that results in all commitments thereunder being terminated, or, to the extent permitted by the terms of the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility, in part and (c) in respect of any agreement with reference to the Third Lien Documents, the Third Lien Obligations or

any Third Lien Substitute Facility, that such Debt refunds, refinances, amends and restates or replaces the Third Lien Documents, the Third Lien Obligations or such Third Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that results in all commitments thereunder being terminated, or, to the extent permitted by the terms of the Third Lien Documents, the Third Lien Obligations or such Third Lien Substitute Facility, in part. “Replace,” “Replaced,” “Replacing” and “Replacement” shall have correlative meanings.

“Second Lien” means a Lien granted by any Grantor in favor of the Second Lien Agent, at any time, upon any Collateral of such Grantor to secure the Second Lien Obligations (including Liens on such Collateral under the security documents associated with any Second Lien Substitute Facility).

“Second Lien Agent” means the Original Second Lien Agent and, from and after the date of execution and delivery of a Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the Debt and other obligations evidenced or governed thereby, in each case together with its successors in such capacity appointed in accordance with the terms of the Second Lien Indenture.

“Second Lien Collateral” means all “Collateral” and “Mortgaged Property”, as defined in any Second Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Second Lien Obligations.

“Second Lien Debt” means the Debt under the Second Lien Indenture Notes issued on the date hereof and guarantees thereof and all Debt incurred under any Second Lien Substitute Facility.

“Second Lien DIP Lenders” has the meaning set forth in Section 4.02(dd).

“Second Lien Documents” means the Second Lien Indenture, the Second Lien Indenture Notes, the Second Lien Security Documents and all other documents, notes, guarantees, instruments and agreements governing or evidencing the Second Lien Obligations or any Second Lien Substitute Facility.

“Second Lien Indenture” means the Indenture dated as of the date hereof among NOG, the Grantors party thereto from time to time, the Second Lien Indenture Trustee, and the Original Second Lien Agent, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof (including any supplements executed in connection with the issuance of any Series of Second Lien Debt under the Second Lien Indenture) unless restricted by the terms of this Agreement, and any credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Second Lien Substitute Facility.

“Second Lien Indenture Notes” means the 8.5% Senior Secured Second Lien Notes due 2023 issued under the Second Lien Indenture on the date hereof.

“Second Lien Indenture Trustee” means Wilmington Trust, National Association, in its capacity as trustee under the Second Lien Indenture, together with its successors in such capacity.

“Second Lien Obligations” means Second Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Second Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Second Lien Indenture and the other Second Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding.

“Second Lien Purchasers” has the meaning assigned to such term in Section 3.06(a).

“Second Lien Recovery” has the meaning assigned to such term in Section 4.03(b).

“Second Lien Secured Parties” means, at any time, the Second Lien Agent, the Second Lien Indenture Trustee, the holders of Second Lien Indenture Notes, and the other trustees, agents and other representatives of the holders of the Second Lien Indenture Notes (including any holders of Second Lien Indenture Notes pursuant to supplements executed in connection with the issuance of any Series of Second Lien Debt under the Second Lien Indenture) who maintain the transfer register for such Second Lien Indenture Notes or such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Second Lien Document, each other holder of, or obligee in respect of, any Second Lien Indenture Notes or any other Second Lien Document outstanding at such time.

“Second Lien Security Documents” means each agreement listed in Part B of Exhibit B hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by NOG or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Second Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Second Lien Substitute Facility).

“Second Lien Standstill Period” has the meaning assigned to such term in Section 3.02(a)(i).

“Second Lien Substitute Facility” means any facility with respect to which the requirements of Section 4.04(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Priority Lien Documents and that Replaces the Second Lien Indenture. For the avoidance of doubt, no Second Lien Substitute Facility shall be required to be evidenced by notes or other instruments and any such facility may be evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument; provided that the Liens securing any such Second Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities set forth herein as of the date hereof) to the same extent as the Liens securing the other Second Lien Obligations.

“Secured Debt Documents” means the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents.

“Secured Debt Representative” means the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee, as applicable.

“Secured Obligations” means the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations.

“Secured Parties” means the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

“Security Documents” means the Priority Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents.

“Series of Second Lien Debt” means, severally, the Second Lien Indenture Notes and each other issue or series of Second Lien Debt for which a single transfer register is maintained.

“Series of Secured Debt” means the Priority Lien Debt, each Series of Second Lien Debt and each Series of Third Lien Debt.

“Series of Third Lien Debt” means, severally, the Initial Third Lien Debt Facility and each other issue or series of Third Lien Debt (including any Additional Third Lien Debt Facility) for which a single transfer register is maintained.

“Standstill Period” means the Second Lien Standstill Period, the Third Lien First Standstill Period and the Third Lien Second Standstill Period, as applicable.

“Subsidiary” means any subsidiary of NOG.

“subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more subsidiaries of such Person or (c) one or more subsidiaries of such Person.

“Third Lien” means a Lien granted by any Grantor in favor of the Third Lien Collateral Trustee at any time, upon any Collateral of such any Grantor to secure Third Lien Obligations (including Liens on such Collateral under the security documents associated with any Third Lien Substitute Facility).

“Third Lien Collateral” means all “Collateral” and “Mortgaged Property”, as defined in any Third Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Third Lien Obligations.

“Third Lien Collateral Trust Agreement” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, a collateral trust agreement entered into among NOG, the other Grantors, the other Third Lien Representatives and the Third Lien Collateral Trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Third Lien Document.

“Third Lien Collateral Trustee” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, the agent, collateral agent, trustee, collateral trustee or other representative of the lenders or other holders of the Debt and other Obligations evidenced or governed thereby, together with its successors in such capacity appointed in accordance with the terms of the Third Lien Collateral Trust Agreement.

“Third Lien Debt” means Debt under the Initial Third Lien Debt Facility and Debt incurred under any Additional Third Lien Documents with respect to which the requirements of Section 4.04(c) have been satisfied, and all Debt incurred under any Third Lien Substitute Facility.

“Third Lien Documents” means the Initial Third Lien Documents, the Additional Third Lien Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing any Third Lien Substitute Facility.

“Third Lien First Standstill Period” has the meaning assigned to such term in Section 3.02(a)(ii).

“Third Lien Obligations” means Third Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Third Lien Obligations” will include accrued interest, fees, costs and other charges incurred under the Third Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding.

“Third Lien Representative” means (a) in the case of the Initial Third Lien Debt Facility, the Third Lien Collateral Trustee and (b) in the case of any other Series of Third Lien Debt, the trustee, agent or representative of the holders of such Series of Third Lien Debt who (i) is appointed as a Third Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Third Lien Debt, in each case, together with its successors in such capacity, and (ii) has become party to the Third Lien Collateral Trust Agreement by executing a joinder in the form required under the Third Lien Collateral Trust Agreement.

“Third Lien Second Standstill Period” has the meaning assigned to such term in Section 3.02(b).

“Third Lien Secured Parties” means the Initial Third Lien Secured Parties and the Additional Third Lien Secured Parties.

“Third Lien Security Documents” means the Initial Third Lien Security Documents and the Additional Third Lien Security Documents.

“Third Lien Substitute Facility” means any facility with respect to which the requirements of Section 4.04(a) and (b) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Priority Lien Documents and the Second Lien Documents and that Replaces any Initial Third Lien Debt Facility and/or Additional Third Lien Debt Facility then in existence. For the avoidance of doubt, no Third Lien Substitute Facility shall be required to be evidenced by notes or other instruments and any such facility may be evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument; provided that the Liens securing any such Third Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities set forth herein as of the date hereof) to the same extent as the Liens securing the other Third Lien Obligations.

“Third Party Hedging Obligations” means Hedging Obligations that are (a) secured by a Priority Lien and (b) owed to a Person other than the Priority Lien Agent or any Person who is a lender under the Priority Lien Credit Agreement or an Affiliate of a lender under the Priority Lien Credit Agreement at the time of determination.

“Voting Stock” means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of contingency) to vote in the election of members of the Board of Directors of such Person.

“Weighted Yield” shall mean as to any Priority Lien Debt, Second Lien Debt or Third Lien Debt, the weighted yield to maturity thereof based on interest rate margin, original issue discount or fees (in each case amortized over the life of such indebtedness), interest rate floors or other similar component of yield, in each case, incurred or payable by the borrower of such indebtedness, and excluding, for the avoidance of doubt, (a) any changes in yield due to (i) changes in the underlying reference rate (such as LIBOR or the prime rate), (ii) application of any default rate that is less than or equal to 3.00% per annum or (iii) in the case of the Second Lien Obligations, the imposition of a paid-in-kind rate of interest that is less than or equal to 1.00% per annum, (b) premiums and call protection amounts, (c) make-whole amounts and yield maintenance amounts and (d) customary annual agency fees (regardless of whether any of the foregoing amounts are paid to, or shared with, in whole or in part, any lender).

ARTICLE II

LIEN PRIORITIES

Section 2.01 Relative Priorities.

(a) The grant of the Priority Liens pursuant to the Priority Lien Documents, the grant of the Second Liens pursuant to the Second Lien Documents and the grant of the Third Liens pursuant to the Third Lien Documents each create separate and distinct Liens on the Collateral.

(b) Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the Second Lien Documents, the Third Lien Documents or any other agreement or instrument or operation of law to the contrary, or any other circumstance whatsoever and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document, a Second Lien Document or a Third Lien Document, (v) the modification of a Priority Lien Obligation, a Second Lien Obligation or a Third Lien Obligation, or (vi) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of NOG or any other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing, each of the Second Lien Agent, on behalf of itself and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, on behalf of itself and the other Third Lien Secured Parties, hereby agrees that (i) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and in all other respects to (A) any and all Second Liens on any Collateral, subject to the Priority Lien Cap, and (B) any and all Third Liens on any Collateral, (ii) any Second Lien on any Collateral now or hereafter held by or for the benefit of any Second Lien Secured Party shall be (A) junior and subordinate in right, priority, operation, effect and in all other respects to any and all Priority Liens on any Collateral, subject to the Priority Lien Cap, and (B) senior in right, priority, operation, effect and in all other respects to any and all Third Liens on any Collateral and (iii) any Third Lien on any Collateral now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and in all other respects to (A) any and all Priority Liens on any Collateral (without regard to the Priority Lien Cap) and (B) any and all Second Liens on any Collateral. The subordination of the Liens securing the Second Lien Obligations to the Liens securing the Priority Lien Obligations (subject to the Priority Lien Cap) and the subordination of the Liens securing the Third Lien Obligations to the Liens securing Priority Lien Obligations (without regard to the Priority Lien Cap) and to the Liens securing the Second Lien Obligations set forth in this Section 2.01(b) affects only the relative priority of those Liens, and does not subordinate the Second Lien Obligations or the Third Lien Obligations in right of payment to the Priority Lien Obligations, and does not subordinate the Excess Priority Lien Obligations or the Third Lien Obligations in right of payment to the Second Lien Obligations.

(c) It is acknowledged that (i) the aggregate amount of the Priority Lien Obligations may be increased from time to time pursuant to the terms of the Priority Lien Documents, (ii) a portion of the Priority Lien Obligations consists or may consist of Debt that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Priority Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Priority Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the subordination of the Second Liens (subject to the Priority Lien Cap) or Third Liens (without regard to the Priority Lien Cap) hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the

Third Lien Secured Parties in connection with the Collateral. Subject to this Agreement, it is acknowledged that (i) the aggregate amount of Second Lien Obligations may be increased from time to time pursuant to the terms of the Second Lien Documents and (ii) (A) the Second Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Second Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time in accordance with the terms hereof, in the case of the foregoing (A) and (B) all without affecting the subordination of the Third Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties in connection with the Collateral. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of the Priority Lien Obligations (or any part thereof), the Second Lien Obligations (or any part thereof) or the Third Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Priority Lien Obligations or the Second Lien Obligations or by any action that any Secured Debt Representative or Secured Party may take or fail to take in respect of any Collateral.

Section 2.02 Prohibition on Marshalling, Etc.

(a) So long as the Discharge of Priority Lien Obligations has not occurred, the Second Lien Agent will not assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to such Second Lien Agent, for itself, or as a representative of another Person.

(b) So long as the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations has not occurred, the Third Lien Collateral Trustee will not assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to such Third Lien Collateral Trustee, for itself, or as a representative of another Person.

Section 2.03 No New Liens. The parties hereto agree that, (a) so long as the Discharge of Priority Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of such Grantor to secure any Third Lien Obligation, or take any action to perfect any additional Liens to secure any Third Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, that the refusal or inability of the Priority Lien Agent or the Second Lien Agent to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, (ii) grant or permit any additional Liens on any asset of any Grantor to secure any Second Lien Obligation, or take any action to perfect any additional Liens to secure any Second Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, that the refusal or inability of the Priority Lien Agent or the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Agent from taking the Lien, or (iii) grant or permit any additional Liens on any asset of a Grantor to secure any Priority Lien Obligation, or take any action to perfect any additional Liens to secure any Priority Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure (A) the Second Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, that the refusal or inability of the Second Lien Agent or the Third Lien Collateral Trustee to accept such Lien will not prevent the Priority Lien Agent from taking the Lien and (b) after the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor to secure any Second Lien Obligation, or take any action to perfect any additional Liens to secure any Second Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of a Grantor to secure the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, that the refusal or inability of the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Agent from taking the Lien, or (ii) grant or permit any additional Liens on any asset to secure any Third Lien Obligations, or take any action to perfect any additional Liens to secure any Third Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset to secure the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, that the refusal or inability of the Second Lien Agent to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, with each such Lien as described in clauses (a) and (b) of this Section 2.03 to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Priority Lien Agent, the other Priority Lien Secured Parties, the Second Lien Agent, the other Second Lien Secured Parties, the Third Lien Collateral Trustee or the other Third Lien Secured Parties, each of the Second Lien Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, agrees that any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party, as applicable, pursuant to or as a result of any Lien granted in contravention of this Section 2.03, shall be subject to Section 3.05(b).

Section 2.04 Similar Collateral and Agreements. The parties hereto acknowledge and agree that it is their intention that the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee, the specific assets included in the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, the steps taken to perfect the Priority Liens, the Second Liens and the Third Liens thereon and the identity of the respective parties obligated under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents in respect of the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, respectively, (b) that the Second Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) other modifications to the Second Lien Security Documents that are less restrictive than the corresponding Priority Lien Security Documents, (iii) provisions in the Second Lien Security Documents that are solely applicable to the rights and duties of the Second Lien Secured Parties, and (iv) deletions or modifications of representations, warranties and covenants that are customary with respect to security documents establishing Liens securing publicly traded debt securities, (c) that the Third Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents and Second Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) other modifications to such Third Lien Security Documents that are less restrictive than the corresponding Priority Lien Security Documents and Second Lien Security Documents, (iii) provisions in the Third Lien Security Documents that are solely applicable to the rights and duties of the Third Lien Secured Parties, and (iv) deletions or modifications of representations, warranties and covenants that are customary with respect to security documents establishing Liens securing publicly traded debt securities, (d) that at no time shall there be any Grantor that is an obligor in respect of the Second Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations, (e) that at no time shall there be any Grantor that is an obligor in respect of the Third Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations and the Second Lien Obligations (except to the extent otherwise permitted by the Second Lien Documents), and (f) that at no time shall there be a Grantor that is an obligor in respect of the Priority Lien Obligations that is not also an obligor in respect of the Second Lien Obligations and, if required by the Third Lien Documents, the Third Lien Obligations (except to the extent otherwise permitted by the Second Lien Documents); provided that in the cases of the foregoing clauses (e)-(f), the refusal or inability of the Priority Lien Agent, Second Lien Agent or the Third Lien Collateral Trustee to accept a guarantee or Lien from such Grantor will not prevent the Priority Lien Agent, Second Lien Agent or the Third Lien Collateral Trustee, as applicable from accepting such guarantee or taking the Lien.

Section 2.05 No Duties of Priority Lien Agent. Each of the Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duties or other obligations to any such Second Lien Secured Party or Third Lien Secured Party with respect to any Collateral, other than to transfer to the Second Lien Agent any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Priority Lien Obligations, in each case without representation or warranty on the part of the Priority Lien Agent or any Priority Lien Secured Party. In furtherance of the foregoing, each Second Lien Secured Party and Third Lien Secured Party acknowledges and agrees that until the Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following the expiration of any applicable Standstill Period), the Priority Lien Agent shall be entitled, for the benefit of the Priority Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Priority Lien Documents, without regard to (a) any Second Lien or any rights to which the Second Lien Agent or any Second Lien Secured Party would otherwise be entitled as a result of such Second Lien or (b) any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, each Second Lien Secured Party and Third Lien Secured Party agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Second Lien Secured Parties or the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, from such realization, sale, Disposition or liquidation. Each of the Second Lien Secured Parties and Third Lien Secured Parties waives any claim such Second Lien Secured Party or Third Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or the Priority Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for the Priority Lien Obligations.

Section 2.06 No Duties of Second Lien Agent. The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Second Lien Agent nor any other Second Lien Secured Party shall have any duties or other obligations to such Third Lien Secured Party with respect to any Collateral, other than to transfer to the Third Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Second Lien Obligations (provided such Discharge of Second Lien Obligations occurs after the Discharge of Priority Lien Obligations), in each case without representation or warranty on the part of the Second Lien Agent or any Second Lien Secured Party. In furtherance of the foregoing, each Third Lien Secured Party acknowledges and agrees that after the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Agent shall be entitled, for the benefit of the Second Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Second Lien Documents, without regard to any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, each Third Lien Secured Party agrees that neither the Second Lien Agent nor any other Second Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral in any manner that would maximize the return to the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Third Lien Secured Parties from such realization, sale, Disposition or liquidation. Following the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee and the other Third Lien Secured Parties may, subject to any other agreements binding on the Third Lien Collateral Trustee or such other Third Lien Secured Parties, assert their rights under the New York UCC or otherwise to any proceeds remaining following a sale, Disposition or other liquidation of Collateral by, or on behalf of the Third Lien Secured Parties. Each of the Third Lien Secured Parties waives any claim such Third Lien Secured Party may now or hereafter have against the Second Lien Agent or any other Second Lien Secured Party arising out of any actions which the Second Lien Agent or the Second Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for the Second Lien Obligations.

ARTICLE III

ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01 Limitation on Enforcement Action.

(a) Prior to the Discharge of Priority Lien Obligations, each of the Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Sections 3.02, 3.05(b) and 4.07, none of the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Priority Lien Agent, acting in accordance with the applicable Priority Lien Documents, shall have the exclusive right (whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case without any consultation with or the consent of the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Priority Lien Agent and the other Priority Lien Secured Parties may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Second Lien Secured Party or Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. Without limiting the generality of the foregoing, prior to the Discharge of Priority Lien Obligations, the Priority Lien Agent will have the exclusive right to deal with that portion of the Collateral consisting of deposit accounts, securities accounts and commodities accounts (collectively, “Accounts”), including exercising rights under control agreements with respect to such Accounts. Each of the Second Lien Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Security Document, any other Second Lien Document, any Third Lien Security Document or any other Third Lien Document, as applicable, shall be deemed to restrict in any way the rights and remedies of the Priority Lien Agent or the other Priority Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, the Second Lien Agent, on behalf of the Second Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or the rights of the Priority Lien Agent and the Priority Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Second Liens in the Collateral or to create, preserve or protect (but not enforce) the Second Liens in the Collateral, and the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or Second Liens or the rights of the Priority Lien Agent, the Priority Lien Secured Parties, the Second Lien Agent or the Second Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Sections 3.02, 3.05(b) and 4.07, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Third Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that the Second Lien Agent, acting in accordance with the applicable Second Lien Documents, shall have the exclusive right (but shall not be obligated to, whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case without any consultation with or the consent of the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Second Lien Agent and the other Second Lien Secured Parties may (but shall not be obligated to) enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. Without limiting the generality of the foregoing, following the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations, the Second Lien Agent will have the exclusive right but shall not be obligated to deal with the Accounts, including exercising rights under control agreements with respect to such Accounts. The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Third Lien Security Document or any other Third Lien Document shall be deemed to restrict in any way the rights and remedies of the Second Lien Agent or the other Second Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, the Third Lien Collateral Trustee may, but will have no obligation to, on behalf of the Third Lien Secured Parties, take all such actions (not adverse to the Second Liens or the rights of the Second Lien Agent and the Second Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral.

(c) Nothing herein shall limit the right or ability of the Second Lien Secured Parties or any Third Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral, including in connection with any enforcement of remedies by the Priority Lien Agent (or, to the extent permitted hereunder, by the Second Lien Agent), to the extent that, and so long as, the Priority Lien Secured Parties (and, in the case of a purchase by any Third Lien Secured Parties, the Second Lien Secured Parties) receive payment in full in cash of all Priority Lien Obligations other than, in the case of a purchase by the Second Lien Secured Parties, the Excess Priority Lien Obligations after giving effect thereto, (ii) file a proof of claim with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable or (iii) file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading objecting to or otherwise seeking the disallowance of the claims or Liens of any holders of Second Lien Obligations or Third Lien Obligations, as applicable.

Section 3.02 Standstill Periods; Permitted Enforcement Action.

(a) Prior to the Discharge of Priority Lien Obligations and notwithstanding Section 3.01, both before and during an Insolvency or Liquidation Proceeding:

(i) after a period of 180 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding) since the later of (1) the date on which the Second Lien Debt is accelerated and (2) the date on which the Second Lien Agent has delivered to the Priority Lien Agent written notice of the acceleration of any Second Lien Debt (the “Second Lien Standstill Period”), the Second Lien Agent and the other Second Lien Secured Parties may but shall not be obligated to enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Second Lien Standstill Period the Second Lien Documents to the contrary, in no event may the Second Lien Agent or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party shall have commenced, and shall be diligently pursuing (or, if necessary to permit the commencement and pursuit thereof, shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Agent by the Priority Lien Agent); provided, further, that, at any time after the expiration of the Second Lien Standstill Period, if neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have commenced and be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or

Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral, or any such action or proceeding in respect of such rights or remedies, then the Second Lien Agent shall be free to commence (or refrain from commencing) the enforcement or exercise of any rights or remedies with respect to the Collateral, or any such action or proceeding in respect of such rights and remedies, and for so long as the Second Lien Agent is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party, the Priority Lien Agent, any Third Lien Secured Party or the Third Lien Collateral Trustee shall take any action of a similar nature with respect to such Collateral or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding; provided, further, that, if the Second Lien Agent or any Second Lien Secured Party exercises rights or remedies in accordance with the terms of this Section 3.02(a)(i), then such Person shall promptly give written notice thereof to the Priority Lien Agent; and

(ii) after a period of 270 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding) since the later of (1) the date on which the Third Lien Debt is accelerated or (2) the date on which the Third Lien Collateral Trustee has delivered to the Priority Lien Agent and the Second Lien Agent written notice of the acceleration of any Third Lien Debt (the “Third Lien First Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may but shall not be obligated to enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Third Lien First Standstill Period or anything in the Third Lien Collateral Trust Agreement or the Third Lien Documents to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if (I) the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party or (II) the Second Lien Agent on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or, if necessary to permit the commencement and pursuit thereof, shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Priority Lien Agent or the Second Lien Agent, as applicable); provided, further, that, at any time after the expiration of the Third Lien First Standstill Period, if none of any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Agent shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Third Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any of the Collateral or any such action or proceeding, then for so long as the Third Lien Collateral Trustee is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Agent shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding; provided, further, that, if the Third Lien Collateral Trustee or any Third Lien Secured Party exercises rights or remedies in accordance with the terms of this Section 3.02(a)(ii), then such Person shall promptly give written notice thereof to the Priority Lien Agent and the Second Lien Agent.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations and notwithstanding Section 3.01, both before and during an Insolvency or Liquidation Proceeding, after a period of 180 days has elapsed (which period will be tolled during any period in which the Second Lien Agent is not entitled, on behalf of the Second Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction, (B) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding or (C) this Agreement) since the later of (1) the date on which the Third Lien Debt is accelerated and (2) the date on which the Third Lien Collateral Trustee has delivered to the Second Lien Agent written notice of the acceleration of any Third Lien Debt (the “Third Lien Second Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may but shall not be obligated to enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Third Lien Second Standstill Period or anything in the Third Lien Collateral Trust Agreement or the Third Lien Documents to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Second Lien Agent on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or, if necessary to permit the commencement and pursuit thereof, shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Second Lien Agent); provided, further, that, at any time after the expiration of the Third Lien Second Standstill Period, if neither the Second Lien Agent nor any other Second Lien Secured Party shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Third Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any of the Collateral or any such action or proceeding, then for so long as the Third Lien Collateral Trustee is diligently pursuing such rights or remedies, neither any Second Lien Secured Party nor the Second Lien Agent shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding; provided, further, that, if the Third Lien Collateral Trustee or any Third Lien Secured Party exercises rights or remedies in accordance with the terms of this Section 3.02(b), then such Person shall promptly give written notice thereof to the Second Lien Agent.

Section 3.03 Insurance.

(a) Unless and until the Discharge of Priority Lien Obligations has occurred, (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following expiration of any applicable Standstill Period), the Priority Lien Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Priority Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. If the Second Lien Agent, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party shall, at any time prior to the Discharge of Priority Lien Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall forthwith pay such proceeds over to the Priority Lien

Agent. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Priority Lien Obligations has occurred, the Second Lien Agent, any such Second Lien Secured Party, the Third Lien Collateral Trustee and any such Third Lien Secured Party shall promptly, without delay or hindrance, follow the instructions of the Priority Lien Agent.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Agent shall have the sole and exclusive right (but not the obligation), subject to the rights of the Grantors under the Second Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. If the Third Lien Collateral Trustee or any Third Lien Secured Party shall, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall forthwith pay such proceeds over to the Second Lien Agent. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Trustee and any such Third Lien Secured Party shall promptly, without delay or hindrance, follow the instructions of the Second Lien Agent.

(c) All proceeds of any insurance policy or any award or payment granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Collateral shall (i) first, prior to the Discharge of Priority Lien Obligations, be paid to the Priority Lien Agent pursuant to the terms of the Priority Lien Documents (including for purposes of cash collateralization of commitments, letters of credit and Hedging Obligations, but excluding for the payment of any Excess Priority Lien Obligations), (ii) second, after the Discharge of Priority Lien Obligations, be paid to the Second Lien Agent pursuant to the terms of the Second Lien Documents, (iii) third, after the Discharge of Second Lien Obligations, if any Excess Priority Lien Obligations are outstanding, be paid to the Priority Lien Collateral Agent pursuant to the Priority Lien Documents (except as otherwise agreed in a writing executed by the Priority Lien Agent, on behalf of the Priority Lien Secured Parties, and any Third Lien Collateral Trustee), (iv) fourth, to the extent no Excess Priority Lien Obligations are outstanding (unless otherwise agreed in a writing executed by the Priority Lien Agent, on behalf of the Priority Lien Secured Parties, and any Third Lien Collateral Trustee), to the Third Lien Collateral Trustee pursuant to the Third Lien Documents, and (v) fifth, to the extent no Excess Priority Lien Obligations or Third Lien Obligations are outstanding, to the owner of the subject property or to such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.

Section 3.04 Notification of Release of Collateral. NOG shall give each Secured Debt Representative prompt written notice of the Disposition by any Grantor of, and release of the Lien on, any Collateral. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or release, the place, time, manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or release.

Section 3.05 No Interference; Payment Over.

(a) No Interference.

(i) The Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, agrees that each Second Lien Secured Party (A) prior to the Discharge of Priority Lien Obligations, will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Second Lien pari passu with, or to give such Second Lien Secured Party any preference or priority relative to, any Priority Lien with respect to the Collateral or any part thereof, (B) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations or Priority Lien Document, or the validity, attachment, perfection or, subject to the Priority Lien Cap, priority of any Priority Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (C) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent in any enforcement action, (D) shall have no right to (1) direct the Priority Lien Agent or any other Priority Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (2) consent to the exercise by the Priority Lien Agent or any other Priority Lien Secured Party of any right, remedy or power with respect to any Collateral, (E) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent or other Priority Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Priority Lien Agent nor any other Priority Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent or other Priority Lien Secured Party with respect to any Priority Lien Collateral, (F) prior to the Discharge of Priority Lien Obligations, will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (G) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (H) will not object to forbearance by the Priority Lien Agent or any Priority Lien Secured Party, and (I) prior to the Discharge of Priority Lien Obligations will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law with respect to the Collateral; and

(ii) The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that each Third Lien Secured Party (A) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Third Lien pari passu with, or to give such Third Lien Secured Party any preference or priority relative to, any Priority Lien or Second Lien with respect to the Collateral or any part thereof, (B) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations, Priority Lien Document, Second Lien Obligations or Second Lien Document, or the validity, attachment, perfection or priority of any Priority Lien or Second Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (C) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Agent, in each case in any enforcement action, (D) shall have no right to (1) direct the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (2) consent to the exercise by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party of any right, remedy or power with respect to any Collateral, (E) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party with respect to any Priority Lien Collateral or Second Lien Collateral, as applicable, (F) prior to the Discharge of Priority Lien Obligations and Discharge of Second Lien Obligations, will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (G) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (H) will not object to forbearance by the Priority Lien Agent, any Priority Lien Secured Party, the Second Lien Agent or any Second Lien Secured Party and (I) prior to the Discharge of Priority Lien Obligations and Discharge of Second Lien Obligations will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law with respect to the Collateral.

(b) Payment Over.

(i) Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Second Lien Secured Party or Third Lien Secured Party, as applicable, shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, at any time prior to the Discharge of Priority Lien Obligations, to the extent such Priority Liens Obligations are secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Priority Lien Agent and the other Priority Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Priority Lien Agent as promptly as practicable. Furthermore, each of the Second Lien Agent and the Third Lien Collateral Trustee, as applicable, shall, at the Grantors’ expense, promptly send written notice to the Priority Lien Agent upon receipt of such Collateral, proceeds or payment by any Second Lien Secured Party or Third Lien Secured Party, as applicable, and within five (5) Business Days after receipt of written instructions from the Priority Lien Agent of where and in what manner to remit such Collateral, proceeds or payment (or such later date as consented to in writing by the Priority Lien Agent), shall deliver such Collateral, proceeds or payment to the Priority Lien Agent, in the same form as received, with any endorsements reasonably requested by the Priority Lien Agent, or as a court of competent jurisdiction may otherwise direct. The Priority Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable. Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Priority Lien Obligations previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its direct control in respect of any such Collateral securing Priority Liens and shall promptly turn any such Collateral then held by it over to the Priority Lien Agent, in each case, for application in accordance with Section 6.01 to the extent such application is required by Section 6.01, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Priority Lien Obligations. All Second Liens and Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Notwithstanding anything contained herein to the contrary, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Priority Lien Documents and as to which the possession or receipt thereof by the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, is otherwise permitted by the Priority Lien Documents.

(ii) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Third Lien Secured Party shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Third Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, to the extent Second Lien Obligations are secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Second Lien Agent and the other Second Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Second Lien Agent as promptly as practicable. Furthermore, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, shall, at the Grantors’ expense, promptly send written notice to the Second Lien Agent upon receipt of such Collateral, proceeds or payment by any Third Lien Secured Party, and, within five (5) Business Days after receipt of such Collateral, proceeds or payment (or such later date as consented to in writing by the Second Lien Agent), shall deliver such Collateral, proceeds or payment to the Second Lien Agent, in the same form as received, with any endorsements reasonably requested by the Second Lien Agent, or as a court of competent jurisdiction may otherwise direct. The Second Lien Agent is hereby authorized to make any such endorsements as agent for the Third Lien Collateral Trustee or any other Third Lien Secured Party. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Second Lien Obligations previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Second Lien Agent any payment received by it and then in its possession or under its direct control in respect of any such Collateral securing Second Lien Obligations and shall promptly turn any such Collateral then held by it over to the Second Lien Agent, in each case, for application in accordance with Section 6.01 to the extent such application is required by Section 6.01, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Second Lien Obligations. All Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Notwithstanding anything contained herein to the contrary, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Second Lien Documents and as to which the possession or receipt thereof by the Third Lien Collateral Trustee or any other Third Lien Secured Party is otherwise permitted by the Second Lien Documents.

Section 3.06 Purchase Option.

(a) Notwithstanding anything in this Agreement to the contrary, on or at any time after (i) the commencement of an Insolvency or Liquidation Proceeding, (ii) the acceleration of the Priority Lien Obligations or (iii) the exercise by the Priority Lien Agent of remedies with respect to any material portion of the Collateral (each of the foregoing, a “Trigger Event”), each of the Second Lien Secured Parties and each of their respective designated Affiliates (the “Second Lien Purchasers”) will have the right, at its sole option and election (but will not be obligated), at any time upon prior written notice (which shall include the names and notice information of each of the Second Lien Purchasers) to the Priority Lien Agent (the “Initial Purchase Option Notice”), but only so long as no Second Lien Secured Party has objected to or is challenging the amount or validity of the Priority Lien Obligations or the Priority Liens securing the Priority Lien Obligations or the enforceability of the Priority Lien Documents, to purchase (in the manner set forth in Section 3.06(b) below) from the Priority Lien Secured Parties both of the following in whole but not in part: (x) all (but not less than all) Priority Lien Obligations (including (A) unfunded commitments to the extent not then terminated in accordance with their terms, (B) fees and (C) the amount of any premium, yield maintenance amount, call protection amount and make-whole amount, in each case with respect to this clause (C) calculated as though NOG had voluntarily prepaid the Priority Lien Obligations in full on the date of purchase of the Priority Lien Obligations), other than any Priority Lien Obligations constituting Excess Priority Lien Obligations and, to the extent that the conditions in clause (f) below are satisfied, other than any Third Party Hedging Obligations, and (y) all (but not less than all) of any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase (the foregoing clauses (x) and (y), the “Purchasable Obligations”). The Second Lien Purchasers may deliver the Initial Purchase Option Notice at any time within the fifteen day period following the occurrence of any Trigger Event (provided that such period shall commence from the date notice of the applicable Trigger Event is given by the Priority Lien Agent in the case of a Trigger Event described in clauses (ii) or (iii) of the definition thereof) (such period, the “Initial Option Period”). Promptly following the receipt of such Initial Purchase Option Notice, the Priority Lien Agent will deliver to the Second Lien Purchasers named in such Initial Purchase Option Notice a statement (the “Initial Purchase Option Statement”) of the respective amounts of Priority Lien Debt and other Priority Lien Obligations (other than any Priority Lien Obligations constituting Excess Priority Lien Obligations) and DIP Financing provided by any of the Priority Lien Secured Parties, if any, then outstanding and the amount of the cash collateral requested by the Priority Lien Agent to be delivered pursuant to Section 3.06(b)(ii) below. The right to purchase provided for in this Section 3.06 will expire unless, within 10 Business Days after the receipt by the Second Lien Purchasers named in the Initial Purchase Option Notice of such Initial Purchase Option Statement from the Priority Lien Agent, the Second Lien Purchasers deliver to the Priority Lien Agent an irrevocable commitment of the Second Lien Purchasers to purchase the Purchasable Obligations in their entirety, and to otherwise complete such purchase on the terms set forth under this Section 3.06. To the extent that the Second Lien Secured Parties either (i) fail to deliver an Initial Purchase Option Notice of the Second Lien Purchasers during the Initial Option Period for any Trigger Event or (ii) fail to deliver an irrevocable commitment of the Second Lien Purchasers to purchase the Purchasable Obligations in their entirety in accordance with the immediately preceding sentence, the purchase option provided for in this Section 3.06 shall permanently expire and be of no further force and effect with respect to such Second Lien Secured Party with respect to such Trigger Event.

(b) On the date specified by the Second Lien Purchasers in such irrevocable commitment (which shall not be less than five Business Days, nor more than 20 Business Days, after the receipt by the Priority Lien Agent of such irrevocable commitment), the Priority Lien Secured Parties shall sell to the Second Lien Purchasers the entirety of the Purchasable Obligations on the date of such sale (calculated as set forth above in clause (a)), subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the Priority Lien Agent receives the following:

(i) payment in cash, as the purchase price for all Purchasable Obligations sold in such sale, of an amount equal to the full value amount of the Purchasable Obligations (other than outstanding letters of credit as referred to in clause (ii) below) (including principal, interest, fees, premiums, call protection amounts, yield maintenance amounts and make-whole amounts (calculated as though NOG had voluntarily prepaid the Priority Lien Obligations in full on the date of purchase of the Priority Lien Obligations), reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time); provided that, in the case of Hedging Obligations that constitute Priority Lien Obligations (other than Third Party Hedging Obligations subject to clause (f) below), the Second Lien Purchasers shall cause the applicable agreements governing such Hedging Obligations to be assigned and novated or, if such agreements have been terminated, such purchase price shall include an amount equal to the sum of any unpaid amounts then due in respect of such Hedging Obligations, calculated in accordance with the terms of the applicable Hedging Agreement and after giving effect to any netting arrangements;

(ii) a cash collateral deposit in such amount as the Priority Lien Agent determines is reasonably necessary to secure the payment of any outstanding letters of credit constituting Priority Lien Obligations that may become due and payable after such sale (but not in any event in an amount greater than one hundred five percent (105%) of the amount then reasonably estimated by the Priority Lien Agent to be the aggregate outstanding amount of such letters of credit at such time), which cash collateral shall be (A) held by the issuer of such letters of credit as security solely to reimburse the issuers of such letters of credit that become due and payable after such sale and any fees and expenses incurred in connection with such letters of credit and (B) returned to the Second Lien Purchasers (except as may otherwise be required by applicable law or any order of any court or other Governmental Authority) promptly after the expiration or termination from time to time of all payment contingencies affecting such letters of credit;

(iii) any agreements, documents or instruments which the Priority Lien Agent may reasonably request pursuant to which the Second Lien Purchasers in such sale expressly release and waive any and all claims against the Priority Lien Agent and the other Priority Lien Secured Parties (other than for (x) breach of the representation referred to in Section 3.06(d) or (y) fraud or other willful misconduct on the part of the Priority Lien Secured Parties in connection with this Agreement) arising out of this Agreement and the transactions contemplated hereby with respect to the Purchasable Obligations as a result of exercising the purchase option provided for by this Section 3.06, and the Second Lien Purchasers assume and adopt all of the obligations of the Priority Lien Agent and the Priority Lien Secured Parties under the Priority Lien Documents and all obligations in connection with loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing on and after the date of the purchase and sale, and the Second Lien Agent (or any other representative appointed by the holders of a majority in aggregate principal amount of the Second Lien Debt then outstanding owned by such Second Lien Purchasers) becomes a successor agent thereunder; and

(iv) any agreements, documents or instruments which the Priority Lien Agent may reasonably request pursuant to which the Grantors expressly release and waive any and all claims against the Priority Lien Agent and the other Priority Lien Secured Parties (other than for fraud) arising out of this Agreement and the other Priority Lien Documents and the transactions contemplated hereby and thereby.

(c) Such purchase of the Purchasable Obligations shall be made on a pro rata basis among the Second Lien Purchasers (or on such other basis as such Second Lien Purchasers may determine) giving notice to the Priority Lien Agent of their interest to exercise the purchase option hereunder according to each such Second Lien Purchaser’s portion of the Second Lien Debt outstanding on the date of purchase or such portion as such Second Lien Purchasers may otherwise agree among themselves. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Priority Lien Agent as the Priority Lien Agent may designate in writing to the Second Lien Purchasers for such purpose. Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account later than 12:00 noon, New York City time.

(d) Such sale shall be expressly made without representation or warranty of any kind by the Priority Lien Secured Parties as to the Purchasable Obligations, the Collateral or otherwise and without recourse to any Priority Lien Secured Party, except that the applicable Priority Lien Secured Parties shall represent and warrant severally as to the Purchasable Obligations: (i) that such applicable Priority Lien Secured Party owns such Purchasable Obligations; and (ii) that such applicable Priority Lien Secured Party has the necessary corporate or other governing authority to assign such interests.

(e) After such sale becomes effective, the outstanding letters of credit will remain enforceable against the issuers thereof and will remain secured by the Priority Liens upon the Collateral in accordance with the applicable provisions of the Priority Lien Documents as in effect at the time of such sale, and the issuers of letters of credit and the counterparties to Third Party Hedging Obligations subject to clause (f) below will remain entitled to the benefit of the Priority Liens upon the Collateral and sharing rights in the proceeds thereof in accordance with the provisions of the Priority Lien Documents (including the Priority Lien Swap Intercreditor Agreement) as in effect at the time of such sale, as fully as if the sale of the Priority Lien Debt had not been made, except with respect to cash Collateral held by the issuer(s) of such letters of credit, but only the Person or successor agent to whom the Priority Liens are transferred in such sale will have the right to foreclose upon or otherwise enforce the Priority Liens and only the Second Lien Purchasers in the sale will have the right to direct such Person or successor as to matters relating to the foreclosure or other enforcement of the Priority Liens.

(f) Notwithstanding the foregoing, the Purchasable Obligations shall not include Third Party Hedging Obligations to the extent that (i) the Priority Lien Agent is replaced as the administrative agent and the collateral agent under the Priority Lien Credit Agreement pursuant to the terms thereof by a designee of the Second Lien Purchasers, (ii) the Priority Lien Agent is replaced as the collateral agent under the Priority Lien Swap Intercreditor Agreement pursuant to the terms thereof by a designee of the Second Lien Purchasers and (iii) the Second Lien Purchasers have executed an agreement or other documentation necessary in order to authorize their designee to become party to the Priority Lien Swap Intercreditor Agreement on their behalf and binding them to the terms of such Priority Lien Swap Intercreditor Agreement.

ARTICLE IV

OTHER AGREEMENTS

Section 4.01 Release of Liens; Automatic Release of Second Liens and Third Liens.

(a) Prior to the Discharge of Priority Lien Obligations, each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Priority Lien Secured Parties release their Lien on any Collateral, each of the Second Lien and the Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) (A) in the case of the Second Liens, such release is effected in connection with a sale, transfer or other Disposition of Collateral (other than to NOG or a Subsidiary) in a transaction or under a circumstance that is not prohibited by the Second Lien Documents and (B) in the case of the Third Liens, such release is effected in connection with a sale, transfer or other Disposition of Collateral (other than to NOG or a Subsidiary) in a transaction or under a circumstance that is not prohibited by the Third Lien Documents, (ii) such release is effected in connection with the Priority Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), (I) the Second Liens on such Collateral shall attach to or remain in place with respect to (and shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations, subject to the Priority Lien Cap, with respect to) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the holders of Priority Lien Obligations (other than Excess Priority Lien Obligations) or that remain after the Discharge of Priority Lien Obligations and (II) the Third Liens on such Collateral shall remain in place (and shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations (including for the avoidance of doubt, the Excess Priority Lien Obligations) and all Second Liens securing Second Lien Obligations) with respect to any proceeds of a sale, transfer or other Disposition of Collateral not paid to the holders of Priority Lien Obligations or Second Lien Obligations or that remain after the Discharge of Priority Lien Obligations or Discharge of Second Lien Obligations. Notwithstanding the foregoing, if the holders of Second Lien Obligations have irrevocably committed to purchase the Purchasable Obligations in accordance with the provisions of Section 3.06, no release pursuant to the preceding clauses (ii) and (iii) shall be permitted to the extent (and only to the extent) that the holders of Second Lien Obligations shall not have defaulted on their obligations to consummate the purchase of the Priority Lien Debt.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Second Lien Secured Parties release their Lien on any Collateral, the Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is in connection with a sale, transfer or other Disposition of Collateral (other than to NOG or a Subsidiary) in a transaction or under a circumstance that does not violate the applicable provisions of the Third Lien Documents, (ii) such release is effected in connection with the Second Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Second Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), the Third Liens on such Collateral shall attach to or remain in place with respect to (and shall remain subject and subordinate to all Second Liens securing Second Lien Obligations with respect to) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the holders of Second Lien Obligations or that remain after the Discharge of Second Lien Obligations.

(c) Each of the Second Lien Agent and the Third Lien Collateral Trustee agrees to execute and deliver (at the sole cost and expense of the Grantors and without recourse to, or representation or warranty by, the Second Lien Agent or the Third Lien Collateral Trustee in their capacities as agent or trustee) all such releases and other instruments as shall reasonably be requested by the Priority Lien Agent or the Second Lien Agent, as applicable, to evidence and confirm any release of Collateral provided for in this Section 4.01.

Section 4.02 Certain Agreements with Respect to Insolvency or Liquidation Proceedings.

(a) The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against NOG or any other Grantor. All references in this Agreement to NOG, any other Grantor or any subsidiary of any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding. For the purposes of this Section 4.02, unless otherwise provided herein, clauses (b) through and including (o) shall be in full force and effect prior to the Discharge of Priority Lien Obligations and clauses (p) through and including (cc) shall be in full force and effect following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations.

(b) If NOG or any other Grantor or any of their respective subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code and/or the use of cash collateral that constitutes Collateral under Section 363 of the Bankruptcy Code, (i) the Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, agrees that neither it nor any other Second Lien Secured Party and (ii) the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party, will raise any objection, contest or oppose, and each Second Lien Secured Party and Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Priority Lien Agent or the Priority Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral, (B) the maximum principal amount of Debt permitted under such DIP Financing (not including any Priority Lien Obligations (other than Excess Priority Lien Obligations) refinanced with the proceeds of, or “rolled up” into, such DIP Financing) exceeds $75,000,000 (or any Excess Priority Lien Obligations are, or are to be refinanced with, the proceeds of, or “rolled up” into, such DIP Financing) or (C) the terms of such DIP Financing require the confirmation of a plan of reorganization containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof). To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Priority Liens, (1) the Second Lien Agent will, for itself and on behalf of the other Second Lien Secured Parties, subordinate the Second Liens on the Collateral to the Priority Liens, subject to the Priority Lien Cap, and to such DIP Financing Liens, so long as the Second Lien Agent, on behalf of the Second Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Third Liens as existed prior to the commencement of the case under the Bankruptcy Code and (2) the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Priority Liens, the Second Liens and to such DIP Financing Liens, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(c) Prior to the Discharge of Priority Lien Obligations, without the prior written consent of the Priority Lien Agent, in its sole discretion, each of the Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose or enter into any DIP Financing or support any DIP

Financing except as permitted by clause (b) above; provided that the Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, may propose or provide DIP Financing so long as (i) (A) such DIP Financing results in the Discharge of the Priority Lien Obligations concurrently with the incurrence of such DIP Financing or (B) either (1) the Priority Lien Agent shall have stated in writing that it will not make a proposal for DIP Financing, (2) the Priority Lien Agent has stated in writing that it is ceasing its efforts to provide a DIP Financing for which it has previously made a proposal (on its own behalf or on behalf of another Priority Lien Secured Party) or (3) NOG or any other Grantor has delivered a request for DIP Financing to the Priority Lien Agent (which request the Grantor agrees to share concurrently with the Second Lien Agent) and thirty (30) calendar days shall have expired without delivery of a bona fide proposal in good faith for DIP Financing to NOG from the Priority Lien Agent (on its own behalf or on behalf of another Priority Lien Secured Party) (provided further, that, if prior to consummation of a DIP Financing provided by any Second Lien Secured Party, the Priority Lien Agent subsequently delivers a bona fide good faith proposal for a DIP Financing, then the Second Lien Secured Parties shall no longer be permitted to propose or provide a DIP Financing unless the conditions contained in the foregoing clauses (1) or (2) are subsequently satisfied), (ii) (A) such DIP Financing is secured by DIP Financing Liens that are subordinated (as set forth in Section 2.01) to the Priority Liens that existed prior to the commencement of the Insolvency or Liquidation Proceeding and all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties (unless such DIP Financing also causes the Discharge of Priority Lien Obligations to occur), (B) any replacement liens or superpriority claims granted to the Second Lien Secured Parties in connection with such DIP Financing as adequate protection are subordinated (as set forth in Section 2.01) to the Priority Liens that existed prior to the commencement of the Insolvency or Liquidation Proceeding and all Liens or superpriority claims granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties (unless such DIP Financing also causes the Discharge of Priority Lien Obligations to occur), and (C) such DIP Financing does not include a “roll-up” of any Second Lien Obligations (unless such DIP Financing also causes the Discharge of Priority Lien Obligations to occur), (iii) the maximum principal amount of Debt permitted under such DIP Financing does not exceed $75,000,000 plus amounts permitted to be rolled up under clause (ii)(C) above, (iv) the terms of such DIP Financing do not require the confirmation of a plan of reorganization containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof), and (v) any such DIP Financing that does not result in the Discharge of Priority Lien Obligations shall be subject to the purchase option set forth in Section 4.02(dd) below.

(d) Each of the Second Lien Agent, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if (1) the Priority Lien Agent or the requisite holders of Priority Lien Obligations shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and (2) all Second Liens and Third Liens on the Collateral securing the Second Lien Obligations and the Third Lien Obligations, as applicable, shall attach to the proceeds of such sale in the same respective priorities as set forth in this Agreement with respect to the Collateral. It is understood and agreed that notwithstanding anything above, the Second Lien Secured Parties shall retain at all times their right to “credit bid” the Second Lien Obligations in accordance with Section 3.01(c) in connection with any sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code.

(e) Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any DIP Financing Liens (that are granted in a manner that is consistent with this Agreement), request for adequate protection or administrative expense priority under Section 364 of the Bankruptcy Code.

(f) The Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Agent nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Priority Lien Agent or any other Priority Lien Secured Party for adequate protection or (ii) any objection by the Priority Lien Agent or any other Priority Lien Secured Party to any motion, relief, action or proceeding based on the Priority Lien Agent or Priority Lien Secured Parties claiming a lack of adequate protection, except that

(iii) the Second Lien Secured Parties may:

(A) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Third Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties;

(B) freely seek and obtain relief granting a superpriority administrative claim with priority over any and all claims in an Insolvency or Liquidation Proceeding (except for any such superpriority administrative claims granted to or for the benefit of the Priority Lien Secured Parties, it being understood that any superpriority administrative claims granted to or for the benefit of the Priority Lien Secured Parties shall have priority over any such claims granted to or for the benefit of the Second Lien Secured Parties and the Third Lien Secured Parties) co-extensive in all respects with any such claims granted in the Insolvency or Liquidation Proceeding to or for the benefit of the Priority Lien Secured Parties and relating to the Collateral, provided, that any payments or proceeds in respect of such superpriority administrative claim shall be considered proceeds of Collateral for purposes of Section 3.05(b) and Section 6.01; and

(C) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations; and

(iv) the Third Lien Secured Parties may:

(A) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties and the Second Lien Secured Parties; and

(B) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations.

(g) Each of the Second Lien Agent, for itself and on behalf of each of the other of the Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of each of the other Third Lien Secured Parties, waives any claim it or any such other Second Lien Secured Party or Third Lien Secured Party, as applicable, may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party (or their representatives) arising out of any election by the Priority Lien Agent or any Priority Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h) The Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Second Lien Agent nor any other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall, prior to the Discharge of Priority Lien Obligations, support or vote to accept any plan of reorganization or disclosure statement of NOG or any other Grantor unless such plan is accepted by the Class of Priority Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations (including all post-petition interest approved by the bankruptcy court, fees and expenses and cash collateralization of all letters of credit) on the effective date of such plan of reorganization. Except as provided herein, each of the Second Lien Secured Parties and the Third Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(i) So long as the Discharge of the Priority Lien Obligations has not occurred, the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Agent nor any other Second Lien Secured Party shall, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall, seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay or other prohibition in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Priority Lien Agent.

(j) The Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Agent nor any other Second Lien Secured Party shall, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall, oppose or seek to challenge any claim by the Priority Lien Agent or any other Priority Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition interest, fees or expenses or cash collateralization of all letters of credit to the extent of the value of the Priority Liens (it being understood that such value will be determined without regard to the existence of the Second Liens or the Third Liens on the Collateral). Neither the Priority Lien Agent nor any other Priority Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations or Third Lien Obligations, as applicable, consisting of post-petition interest, fees or expenses to the extent of the value of the Second Liens or the Third Liens, as applicable, on the Collateral; provided that if the Priority Lien Agent or any other Priority Lien Secured Party shall have made any claim for post-petition interest, fees or expenses in respect of Priority Lien Obligations, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Second Lien Agent or any Second Lien Secured Party or the Third Lien Collateral Trustee or any Third Lien Secured Party, as applicable.

(k) So long as the Discharge of Priority Lien Obligations has not occurred, without the express written consent of the Priority Lien Agent, none of the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Priority Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code, other than, in the case of the Second Lien Agent or any other Second Lien Secured Party, in respect of any Excess Priority Lien Obligations and subject to the Priority Lien Cap.

(l) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination by a court of competent jurisdiction is made that any Lien encumbering any Collateral is not enforceable for any reason, then each of the Second Lien Agent for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets constituting Collateral subject to an enforceable Lien in favor of the Second Lien Secured Parties or Third Lien Secured Parties or any proceeds thereof, shall (for so long as the Discharge of the Priority Lien Obligations has not occurred) be segregated and held in trust and forthwith paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties, to be applied in accordance with Article VI, in the same form as received without recourse, representation or warranty (other than a representation of the Second Lien Agent or the Third Lien Collateral Trustee, as applicable, that such Person (and, for the avoidance of doubt, only with respect to itself and none of the Persons for which it acts as Secured Debt Representative) has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until Discharge of Priority Lien Obligations has occurred, each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Second Lien Secured Party and Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(l) and taking any action and executing any instrument that the Priority Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(l), which appointment is irrevocable and coupled with an interest.

(m) Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Priority Lien Agent shall have the exclusive right to credit bid the Priority Lien Obligations and further that none of the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Priority Lien Agent (except, solely with respect to the Second Lien Agent or any other Second Lien Secured Party, to the extent such credit bid includes amounts constituting Excess Priority Lien Obligations). It is understood and agreed that foregoing shall not limit the right of the Second Lien Secured Parties to credit bid the Second Lien Obligations in accordance with Section 3.01(c).

(n) Without the prior written consent of the Priority Lien Agent to be granted or withheld in its sole discretion, each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file or join an involuntary bankruptcy petition or claim against NOG or any other Grantor or seek the appointment of an examiner or a trustee for NOG or any other Grantor.

(o) Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Priority Lien Secured Party or any of the Collateral except as expressly permitted by this Agreement.

(p) If NOG or any other Grantor shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of DIP Financing to be provided by one or more DIP Lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party will raise any objection, contest or oppose, and each Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the DIP Financing Liens on the Collateral securing the same, or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Second Lien Agent or the Second Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral, or (B) maximum principal amount of Debt permitted under such DIP Financing (not including any Priority Lien Obligations or Second Lien Obligations refinanced with the proceeds of, or “rolled up” into, such DIP Financing) exceeds $75,000,000. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Second Liens, the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Second Liens and to such DIP Financing Liens, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(q) Without the prior written consent of the Second Lien Agent in its sole discretion, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose, support or enter into any DIP Financing except as permitted by clause (p) above.

(r) The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if (1) the Second Lien Agent or the requisite holders of Second Lien Obligations shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and (2) the Third Liens will attach to the proceeds of such sale subject to the priorities set forth in this Agreement.

(s) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Second Lien Agent or any other Second Lien Secured Party arising out of any DIP Financing Liens (that is granted in a manner that is consistent with this Agreement), request for adequate protection or administrative expense priority under Section 364 of the Bankruptcy Code.

(t) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Second Lien Agent or any other Second Lien Secured Party for adequate protection or (ii) any objection by the Second Lien Agent or any other Second Lien Secured Party to any motion, relief, action or proceeding based on the Second Lien Agent or Second Lien Secured Parties claiming a lack of adequate protection, except that the Third Lien Secured Parties may:

(A) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Second Lien Secured Parties; and

(B) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Second Lien Obligations.

(u) The Third Lien Collateral Trustee, for itself and on behalf of each of the other of the Third Lien Secured Parties, waives any claim the Third Lien Collateral Trustee or any such other Third Lien Secured Party may now or hereafter have against the Second Lien Agent or any other Second Lien Secured Party (or their representatives) arising out of any election by the Second Lien Agent or any Second Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(v) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, without the prior written consent of the Second Lien Agent, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall, prior to the Discharge of Second Lien Obligations, support or vote for any plan of reorganization or disclosure statement of NOG or any other Grantor unless such plan is accepted by the Class of Second Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Second Lien Obligations (including all post-petition interest, fees and expenses) on the effective date of such plan of reorganization. Except as provided herein, the Third Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(w) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that until the Discharge of Second Lien Obligations has occurred, neither the Third Lien Collateral Trustee nor any Third Lien Secured Party shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay or other prohibition in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Second Lien Agent.

(x) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Agent or any other Second Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second

Liens (it being understood that such value will be determined without regard to the existence of the Third Liens on the Collateral). Neither the Second Lien Agent nor any other Second Lien Secured Party shall oppose or seek to challenge any claim by the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Liens on the Collateral; provided that if the Second Lien Agent or any other Second Lien Secured Party shall have made any claim for post-petition interest, fees or expenses in respect of Second Lien Obligations, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Third Lien Collateral Trustee or any Third Lien Secured Party.

(y) Without the express written consent of the Second Lien Agent, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of Second Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Second Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(z) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made by a court of competent jurisdiction that any Second Lien encumbering any Collateral is not enforceable for any reason, then the Third Lien Collateral Trustee for itself and on behalf of each other Third Lien Secured Party, agrees that any distribution or recovery they may receive in respect of such Collateral shall be segregated and held in trust and forthwith paid over to the Second Lien Agent for the benefit of the Second Lien Secured Parties, to be applied in accordance with Article VI, in the same form as received without recourse, representation or warranty (other than a representation of the Third Lien Collateral Trustee that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Second Lien Agent, and any officer or agent of the Second Lien Agent, with full power of substitution, the attorney-in-fact of each Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(z) and taking any action and executing any instrument that the Second Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(z), in each case following the Discharge of Priority Lien Obligations but prior to the occurrence of the Discharge of Second Lien Obligations, which appointment is irrevocable and coupled with an interest.

(aa) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Second Lien Agent shall have the exclusive right (but not the obligation) after the Discharge of Priority Lien Obligations to credit bid the Second Lien Obligations and further that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Second Lien Agent.

(bb) Without the prior written consent of the Second Lien Agent to be granted or withheld in its sole discretion, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file or join an involuntary bankruptcy petition or claim against NOG or any other Grantor or seek the appointment of an examiner or a trustee for NOG or any other Grantor.

(cc) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Second Lien Secured Party or any of the Collateral, except as expressly permitted by this Agreement.

(dd) (i) Notwithstanding anything in this Agreement to the contrary, if prior to the Discharge of Priority Lien Obligations, any Second Lien Secured Party provides any DIP Financing to any Grantor that does not result in the Discharge of Priority Lien Obligations (such Second Lien Secured Parties, the “Second Lien DIP Lenders”), each of the Priority Lien Secured Parties and each of their respective designated Affiliates (the “Priority Lien Purchasers”) will have the right, at its sole option and election (but will not be obligated), at any time upon prior written notice to the Second Lien DIP Lenders (the “Initial DIP Purchase Option Notice”), to purchase (in the manner set forth in clause (ii) below) from the Second Lien DIP Lenders all (but not less than all) obligations under such DIP Financing (the “Purchasable DIP Obligations”). The Priority Lien Purchasers may deliver the Initial DIP Purchase Option Notice at any time prior to the Discharge of Priority Lien Obligations. Promptly following the receipt of such notice, the Second Lien DIP Lenders will deliver to the Priority Lien Agent a statement (the “Initial DIP Purchase Option Statement”) of the Purchasable DIP Obligations provided by the Second Lien DIP Lenders then outstanding. The right to purchase provided for in this Section 4.02(dd) will expire unless, within 10 Business Days after the receipt by the Priority Lien Purchasers of such Initial DIP Purchase Option Statement from the Second Lien DIP Lenders, the Priority Lien Purchasers deliver to the Second Lien DIP Lenders an irrevocable commitment of the Priority Lien Purchasers to purchase the Purchasable DIP Obligations in their entirety, and to otherwise complete such purchase on the terms set forth under this Section 4.02(dd).

(ii) On the date specified by the Priority Lien Purchasers in such irrevocable commitment (which shall not be less than five Business Days, nor more than 20 Business Days, after the receipt by the Priority Lien Agent of such irrevocable commitment), the Second Lien DIP Lenders shall sell to the Priority Lien Purchasers the entirety of the Purchasable DIP Obligations on the date of such sale, subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the Second Lien DIP Lenders receive the following:

(A) payment in cash, as the purchase price for all Purchasable DIP Obligations sold in such sale, of an amount equal to the at-cost value of the Purchasable DIP Obligations (including principal and interest, but excluding any discount on principal or upfront fees or similar fees paid by the borrower under such DIP Financing in respect of such DIP Financing) and reasonable and documented attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time;

(B) any agreements, documents or instruments which the Second Lien DIP Lenders may reasonably request pursuant to which the Priority Lien Purchasers in such sale expressly release and waive any and all claims against the Second Lien DIP Lenders (other than for (x) breach of the representation referred to in clause (iv) below or (y) fraud or other willful misconduct on the part of the Second Lien DIP Lenders in connection with this Agreement) arising out of this Agreement and the transactions contemplated hereby with respect to the Purchasable DIP Obligations as a result of exercising the purchase option provided for by this Section 4.02(dd), and the Priority Lien Purchasers assume and adopt all of the obligations of the Second Lien DIP Lenders under such DIP Financing and the designee of the Priority Lien Purchasers becomes a successor agent thereunder; and

(C) any agreements, documents or instruments which the Second Lien DIP Lenders may reasonably request pursuant to which the Grantors expressly release and waive any and all claims against the Second Lien DIP Lenders (other than for fraud) arising out of this Agreement and the other documents governing such DIP Financing and the transactions contemplated hereby and thereby.

(iii) Such purchase of the Purchasable DIP Obligations shall be made on a pro rata basis among the Priority Lien Purchasers (or on such other basis as such Priority Lien Purchasers may determine) giving notice to the Second Lien DIP Lenders of their interest to exercise the purchase option hereunder according to each such Priority Lien Purchaser’s portion of the Priority Lien Debt outstanding on the date of purchase or such portion as such Priority Lien Purchasers may otherwise agree among themselves. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of a representative of the Second Lien DIP Lenders as the Second Lien DIP Lenders may designate in writing to the Priority Lien Purchasers for such purpose. Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the Priority Lien Purchasers to the bank account designated by the Second Lien DIP Lenders are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Second Lien DIP Lenders are received in such bank account later than 12:00 noon, New York City time.

(iv) Such sale shall be expressly made without representation or warranty of any kind by the Second Lien DIP Lenders as to the Purchasable DIP Obligations, the Collateral or otherwise and without recourse to any Second Lien DIP Lenders, except that the applicable Priority Lien Secured Parties shall represent and warrant severally as to the Purchasable DIP Obligations: (A) that such applicable Second Lien DIP Lender owns such Purchasable DIP Obligations; and (B) that such applicable Second Lien DIP Lender has the necessary corporate or other governing authority to assign such interests.

Section 4.03 Reinstatement.

(a) If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Priority Lien Obligations shall be reinstated to the extent of such Recovery and the Priority Lien Secured Parties shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts. Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, a Second Lien Secured Party or a Third Lien Secured Party, as applicable, receives notice of any Recovery, the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Priority Lien securing such Priority Lien Obligations and shall promptly turn any Collateral subject to any such Priority Lien then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party and then in its possession or under its control on account of the Second Lien Obligations or Third Lien Obligations, as

applicable, after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this
Section 4.03(a), be held in trust for and paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties for application to the reinstated Priority Lien Obligations until the discharge thereof.

(b) If any Second Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Second Lien Recovery”) for any reason whatsoever, then the Second Lien Obligations shall be reinstated to the extent of such Second Lien Recovery and the Second Lien Secured Parties shall be entitled to a reinstatement of Second Lien Obligations with respect to all such recovered amounts. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, a Third Lien Secured Party receives notice of any Second Lien Recovery, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall promptly pay over to the Second Lien Agent any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Second Lien securing such Second Lien Obligations and shall promptly turn any Collateral subject to any such Second Lien then held by it over to the Second Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Second Lien Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Third Lien Collateral Trustee or any other Third Lien Secured Party and then in its possession or under its control on account of the Third Lien Obligations after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03(b), be held in trust for and paid over to the Second Lien Agent for the benefit of the Second Lien Secured Parties for application to the reinstated Second Lien Obligations until the discharge thereof.

(c) This Section 4.03 shall survive termination of this Agreement.

Section 4.04 Refinancings; Initial Third Lien Debt; Additional Third Lien Debt.

(a) The Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations may be Replaced, by any Priority Lien Substitute Facility, Second Lien Substitute Facility or Third Lien Substitute Facility, as the case may be, in each case, without notice to, or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that (i) the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee shall receive on or prior to incurrence of a Priority Lien Substitute Facility, Second Lien Substitute Facility or Third Lien Substitute Facility (A) an Officer’s Certificate from NOG stating that (I) the incurrence thereof is permitted by each applicable Secured Debt Document, to be incurred and (II) the requirements of Section 4.05 have been satisfied, and (B) a Priority Confirmation Joinder from the holders or lenders of any Debt that Replaces the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations (or an authorized agent, trustee or other representative on their behalf), (ii) the aggregate outstanding principal amount of the Priority Lien Obligations, after giving effect to such Priority Lien Substitute Facility, shall not exceed the Priority Lien Cap and (iii) on or before the date of such incurrence, such Priority Lien Substitute Facility, Second Lien Substitute Facility or Third Lien Substitute Facility is designated by NOG, in an Officer’s Certificate delivered to the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee, as “Priority Lien Debt”, “Second Lien Debt” or “Third Lien Debt”, as applicable, for the purposes of the Secured Debt Documents and this Agreement; provided that no Series of Secured Debt may be designated as more than one of Priority Lien Debt, Second Lien Debt or Third Lien Debt.

(b) NOG will be permitted to designate as an additional holder of Third Lien Obligations hereunder each Person who is, or who becomes, the registered holder of Third Lien Debt incurred by NOG after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. NOG may effect such designation by delivering to the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee, each of the following:

(i) an Officer’s Certificate stating that NOG intends to incur (A) Initial Third Lien Obligations which will be Third Lien Debt or (B) Additional Third Lien Obligations which will be Third Lien Debt, which in each case is permitted by each applicable Secured Debt Document to be incurred and secured by a Third Lien equally and ratably with all previously existing and future Third Lien Debt;

(ii) an authorized agent, trustee or other representative on behalf of the holders or lenders of Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, must be designated as an additional holder of Secured Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, a Priority Confirmation Joinder, and in the case of any Additional Third Lien Obligation, a joinder to the Third Lien Collateral Trust Agreement; and

(iii) evidence that NOG has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by NOG and the holder of such Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, or its Secured Debt Representative, to ensure that the Initial Third Lien Obligations or Additional Third Lien Obligations are secured by the Collateral in accordance with the Third Lien Security Documents (provided that such filings and recordings may be authorized, executed and recorded following any incurrence on a post-closing basis if permitted by the Third Lien Representative for such Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable).

(c) NOG will be permitted to enter into an Initial Third Lien Debt Facility to the extent such Initial Third Lien Debt Facility is permitted by the Priority Lien Credit Agreement, the other Priority Lien Documents, the Second Lien Indenture and the other Second Lien Documents. Any Third Lien Debt incurred pursuant to such Initial Third Lien Debt Facility may be secured by a Third Lien under and pursuant to the Initial Third Lien Security Documents, provided that the Third Lien Collateral Trustee, acting for itself and on behalf of the Initial Third Lien Secured Parties, becomes a party to this Agreement by satisfying the relevant conditions set forth in Section 4.04(b) and in this Section 4.04(c).

In order for the Third Lien Collateral Trustee to become a party to this Agreement,

(i) the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee shall have executed and delivered a Priority Confirmation Joinder pursuant to which (A) such Third Lien Collateral Trustee becomes a Secured Debt Representative hereunder and (B) the Third Lien Debt and the related Initial Third Lien Secured Parties become subject hereto and bound hereby;

(ii) NOG shall have delivered to the Priority Lien Agent and the Second Lien Agent (A) true and complete copies of each Initial Third Lien Document and (B) an Officer’s Certificate certifying such copies as being true and correct and identifying the obligations to be designated as Initial Third Lien Obligations and the initial aggregate principal amount thereof; and

(iii) without limiting Section 4.06, the Initial Third Lien Documents relating to such Third Lien Debt shall provide, in a manner satisfactory to the Priority Lien Agent, that each Initial Third Lien Secured Party shall be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Third Lien Debt.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow NOG or any other Grantor to incur additional Debt unless otherwise permitted by the terms of each applicable Secured Debt Document.

Each of the then-existing Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement or any incurrence of Initial Third Lien Obligations or Additional Third Lien Obligations, it being understood that the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee or (if permitted by the terms of the applicable Secured Debt Documents) the Grantors, without the consent of any other Secured Party or (in the case of the Grantors) one or more Secured Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement or incurrence all at the expense of the Grantors. Upon the consummation of such Replacement or incurrence and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such Debt and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of, and bound by the terms and conditions of, this Agreement.

Section 4.05 Amendments to Priority Lien Documents, Second Lien Documents and Third Lien Documents.

(a) Prior to the Discharge of Second Lien Obligations, without the prior written consent of the Second Lien Agent (unless such consent is not required by the terms of any Second Lien Document or Second Lien Substitute Facility then in effect), no Priority Lien Document may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Priority Lien Document, would (i) cause the principal amount of the Priority Lien Obligations to exceed the Priority Lien Cap then in effect, (ii) result in the Weighted Yield applicable to the Priority Lien Debt increasing by more than 250 basis points above the Weighted Yield applicable to the Priority Lien Debt on the date hereof, (iii) modify or add any covenant, event of default or any other provision that would result in prohibiting or otherwise restricting one or more Grantors from making payments, repayments, redemptions, repurchases or other refinancings of the Second Lien Obligations that would otherwise be permitted under this Agreement and the Priority Lien Documents as in effect on the date hereof, (iv) contravene the provisions of this Agreement, (v) modify the amounts of or time periods applicable to any make-whole amounts, yield maintenance amounts, premium or call protection applicable to the Priority Lien Obligations unless (a) the Second Lien Documents are amended at such time to provide equivalent or better terms (from the perspective of the Second Lien Secured Parties), (b) the Second Lien Documents contain provisions providing for an automatic amendment or other expedited modification provisions in order to provide equivalent terms (from the perspective of the Second Lien Secured Parties) or (c) the Second Lien Secured Parties are offered an amendment to the Second Lien Documents at such time to provide equivalent or better terms (from the perspective of the Second Lien Secured Parties), (vi) add any additional Property as collateral for the Priority Lien Obligations unless such Property is added as collateral for the Second Lien Obligations or the Second Lien Secured Parties decline to take such collateral or (vii) provide for any Person to issue a guarantee or be required to issue a guarantee unless such Person guarantees the Second Lien Obligations or the Second Lien Secured Parties decline to take such guarantee.

(b) Prior to the Discharge of Priority Lien Obligations, without the prior written consent of the Priority Lien Agent (unless such consent is not required by the terms of any Priority Lien Substitute Facility then in effect), no Second Lien Document or Third Lien Document and prior to the Discharge of the Second Lien Obligations, without the prior written consent of the Second Lien Agent, no Third Lien Document may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Second Lien Document or Third Lien Document, as applicable, would (i) modify or add any covenant or event of default that would prohibit one or more Grantors from making any payment in respect of the Priority Lien Obligations or, in the case of any Third Lien Document, in respect of the Second Lien Obligations, (ii) shorten the final maturity or weighted average life to maturity of the Second Lien Obligations or Third Lien Obligations, (iii) add any additional Property as collateral for the Second Lien Obligations or Third Lien Obligations unless such Property is added as collateral for the Priority Lien Obligations and the Second Lien Obligations or the Priority Lien Secured Parties or Second Lien Secured Parties, as applicable, decline to take such collateral, (iv) provide for any Person to issue a guarantee or be required to issue a guarantee unless such Person guarantees the Priority Lien Obligations and the Second Lien Obligations or the Priority Lien Secured Parties or Second Lien Secured Parties, as applicable, decline to take such guarantee, (v) add or provide for any increase in, or shorten the period for payment of, any mandatory prepayment or redemption provisions or shorten the period for reinvestment of any net cash proceeds (other than change of control or asset sale tender offer provisions substantially similar to those applicable under the Second Lien Documents, as in effect on the date hereof, or otherwise customary in the market at the time of such amendment, exchange or refinancing), (vi) result in the Weighted Yield applicable to the Second Lien Obligations or Third Lien Obligations as in effect on the issue date thereof increasing by more than 250 basis points above the Weighted Yield applicable to the Second Lien Obligations on the date hereof or Third Lien Obligations as in effect on the issue date thereof, (vii) modify the amounts of or time periods applicable to any make-whole amounts, yield maintenance amounts, premium or call protection applicable to the Second Lien Obligations or Third Lien Obligations unless (a) the Priority Lien Documents and Second Lien Documents, as applicable, are amended at such time to provide equivalent or better terms (from the perspective of the Priority Lien Secured Parties and, solely in the case of modifications to the Third Lien Obligations, the Second Lien Secured Parties), (b) the Priority Lien Documents contain provisions providing for an automatic amendment or other expedited modification provisions in order to provide equivalent terms (from the perspective of the Priority Lien Secured Parties and, solely in the case of modifications to the Third Lien Obligations, the Second Lien Secured Parties) or (c) the Priority Lien Secured Parties are offered an amendment to the Priority Lien Documents at such time to provide equivalent or better terms (from the perspective of the Priority Lien Secured Parties and, solely in the case of modifications to the Third Lien Obligations, the Second Lien Secured Parties), (viii) amend or otherwise modify any “Default” or “Event of Default” or covenants thereunder in a manner that is more onerous or restrictive to any Grantor as compared to the Priority Lien Documents (and, if applicable, the Second Lien Documents) unless the Priority Lien Documents and Second Lien Documents, as applicable, are amended at such time to provide equivalent or better terms (from the perspective of the Priority Lien Secured Parties and, solely in the case of modifications to the Third Lien Obligations, the Second Lien Secured Parties), (ix) amend or otherwise modify Section 6.01(g)(ii) of the Second Lien Indenture (or any corresponding provision of any Second Lien Substitute Facility) in a manner that would shorten or eliminate the time period during which a financial covenant default under the Priority Lien Credit Agreement does not result in an event of default under the Second Lien Indenture, (x) adversely affect the lien priority rights of the Priority Lien Secured Parties or Second Lien Secured Parties or (xi) contravene the provisions of this Agreement.

(c) For the avoidance of doubt but subject in all respects to Sections 4.05(a) and (b), (i) any Priority Lien Security Document may be amended or supplemented in accordance with the terms of the Priority Lien Documents, (ii) any Second Lien Security Document may be amended or supplemented in accordance with the terms of the Second Lien Documents and (iii) any Third Lien Security Document may be amended or supplemented in accordance with the applicable provisions of the Third Lien Collateral Trust Agreement.

Section 4.06 Legends. Each of:

(a) the Second Lien Agent acknowledges with respect to the Second Lien Indenture and the Second Lien Security Documents, and

(b) the Third Lien Collateral Trustee acknowledges with respect to (i) the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents, if any, and (ii) the Additional Third Lien Debt Facility and the Additional Third Lien Security Documents, if any, that the Grantors shall cause the Second Lien Indenture, the Initial Third Lien Debt Facility (if any), the Additional Third Lien Debt Facility (if any), the Second Lien Documents (other than control agreements to which both the Priority Lien Agent and the Second Lien Agent are parties), the Third Lien Documents (other than control agreements to which the Priority Lien Agent or the Second Lien Agent, as applicable, and the Third Lien Collateral Trustee are parties) and each associated Security Document (other than control agreements to which both the Priority Lien Agent and the Second Lien Agent are parties or, in the case of Third Lien Security Documents, other than control agreements to which the Priority Lien Agent or the Second Lien Agent, as applicable, and the Third Lien Collateral Trustee are parties) granting any security interest in the Collateral to contain a legend to the effect set forth on Annex I.

Section 4.07 Second Lien Secured Parties and Third Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor. Both before and during an Insolvency or Liquidation Proceeding and whether before or after the Discharge of Priority Lien Obligations, any of the Second Lien Secured Parties and the Third Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims; provided, however, that the Second Lien Secured Parties and the Third Lien Secured Parties may not take any of the actions prohibited by Section 3.01, Section 3.02, Section 3.05(a) or Section 4.02; provided, further, that in the event that any of the Second Lien Secured Parties or Third Lien Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, as applicable) as the Second Liens and Third Liens, as applicable, are subject to this Agreement.

Section 4.08 Postponement of Subrogation.

(a) Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that no payment or distribution to any Priority Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Second Lien Secured Party or Third Lien Secured Party to exercise any rights of subrogation in respect thereof until, in the case of the Second Lien Secured Parties, the Discharge of Priority Lien Obligations shall each have occurred and, in the case of the Third Lien Secured Parties, the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations shall each have occurred. Following the Discharge of Priority Lien Obligations, but subject to the reinstatement provided for in Section 4.03, each Priority Lien Secured Party will execute such documents, agreements, and instruments as any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Priority Lien Obligations resulting from payments or distributions to such Priority Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Priority Lien Secured Party are paid by such Person upon request for payment thereof.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that no payment or distribution to any Second Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Third Lien Secured Party to exercise any rights of subrogation in respect thereof. Following the Discharge of Second Lien Obligations, but subject to the reinstatement provided for in Section 4.03, each Second Lien Secured Party will execute such documents, agreements, and instruments as any Third Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Lien Obligations resulting from payments or distributions to such Second Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Second Lien Secured Party are paid by such Person upon request for payment thereof.

Section 4.09 Acknowledgment by the Secured Debt Representatives. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, the Second Lien Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into a business relationship, that each has relied on this Agreement to enter into the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents, as applicable, and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

ARTICLE V

GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01 General. (a) Prior to the Discharge of Priority Lien Obligations, the Priority Lien Agent agrees that if it shall at any time hold a Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral, and if such Collateral is in fact in the possession or under the control of the Priority Lien Agent, the Priority Lien Agent will serve as gratuitous bailee for (i) the Second Lien Agent for the sole purpose of perfecting the Second Lien of the Second Lien Agent on such Collateral and (ii) the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Priority Lien Agent and the rights of the Second Lien Agent, the other Second Lien Secured Parties, the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Priority Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Second Lien or Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Second Lien Secured Parties to obtain a perfected Second Lien and the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral by the Priority Lien Agent. The Priority Lien Agent acting pursuant to this Section 5.01(a) shall not have by reason of the Priority Lien Security Documents, the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Lien Secured Party, the Second

Lien Agent, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Priority Lien Obligations, the Priority Lien Agent shall take all such actions in its power as shall be necessary or reasonably be requested by the Second Lien Agent (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral (in each case to the extent the Second Lien Agent has a Lien on such Collateral after giving effect to any prior or concurrent releases of Liens) to the Second Lien Agent for the benefit of all Second Lien Secured Parties.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Agent agrees that if it shall at any time hold a Second Lien on any Collateral that can be perfected by the possession or control of such Collateral or of an Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Second Lien Agent, the Second Lien Agent will serve as gratuitous bailee for (and hereby acknowledges that it shall have “control” (as defined in Section 9-104 of the New York UCC) over such Account for the benefit of) the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Second Lien Agent and the rights of the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Second Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Second Lien Agent. The Second Lien Agent acting pursuant to this Section 5.01(b) shall not have by reason of the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Second Lien Obligations, the Second Lien Agent shall take all such actions in its power as shall reasonably be requested by the Third Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Third Lien Collateral Trustee has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Third Lien Collateral Trustee for the benefit of all Third Lien Secured Parties.

Section 5.02 Accounts. (a) Prior to the Discharge of Priority Lien Obligations, to the extent that any Account is under the control of the Priority Lien Agent at any time, the Priority Lien Agent will act as gratuitous bailee for (and hereby acknowledges that it shall have “control” (as defined in Section 9-104 of the New York UCC) over such Account for the benefit of) (i) the Second Lien Agent for the purpose of perfecting the Liens of the Second Lien Secured Parties and (ii) the Third Lien Collateral Trustee for the purpose of perfecting the Liens of the Third Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 5.01 (but will have no duty, responsibility or obligation to the Second Lien Secured Parties or the Third Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(a)). Unless the Second Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Priority Lien Obligations, the Priority Lien Agent shall, at the request of the Second Lien Agent, cooperate with the Grantors and the Second Lien Agent (at the expense of the Grantors) in permitting control of any Accounts to be transferred to the Second Lien Agent (or for other arrangements with respect to each such Account satisfactory to the Second Lien Agent to be made); provided, that nothing herein shall be deemed to limit the Second Lien Agent’s right to be (and remain) a party to any control agreement or the Third Lien Collateral Trustee’s right to be (and remain) a party to any control agreement.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, to the extent that any Account is under the control of the Second Lien Agent at any time, the Second Lien Agent will act as gratuitous bailee for (and hereby acknowledges that it shall have “control” (as defined in Section 9-104 of the New York UCC) over such Account for the benefit of) the Third Lien Collateral Trustee for the purpose of perfecting the Liens of the Third Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 5.01 (but will have no duty, responsibility or obligation to the Third Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(b)). Unless the Third Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Second Lien Obligations, the Second Lien Agent shall, at the request of the Third Lien Collateral Trustee, cooperate with the Grantors and the Third Lien Collateral Trustee (at the expense of the Grantors) in permitting control of any Accounts to be transferred to the Third Lien Collateral Trustee (or for other arrangements with respect to each such Account satisfactory to the Third Lien Collateral Trustee to be made).

ARTICLE VI

APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 6.01 Application of Proceeds. (a) Prior to the Discharge of Priority Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i) first, to the payment in full in cash of all Priority Lien Obligations that are not Excess Priority Lien Obligations;

(ii) second, to the payment in full in cash of all Second Lien Obligations;

(iii) third, to the payment in full in cash of all Excess Priority Lien Obligations;

(iv) fourth, to the payment in full in cash of all Third Lien Obligations; and

(v) fifth, to NOG or as otherwise required by applicable law.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i) first, to the payment in full in cash of all Second Lien Obligations;

(ii) second, to the payment in full in cash of all Excess Priority Lien Obligations;

(iii) third, to the payment in full in cash of all Third Lien Obligations; and

(iv) fourth, to NOG or as otherwise required by applicable law.

Payments made on account of Secured Obligations under this Section 6.01 shall be made to the applicable Secured Debt Representative for application in accordance with its applicable Secured Debt Documents

Section 6.02 Determination of Amounts. Whenever a Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations (or the existence of any commitment to extend credit that would constitute any such obligations), or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request in writing that such information be furnished to it in writing by the other Secured Debt Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon an Officer’s Certificate of NOG. Each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to NOG or any of its subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE VII

NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE;

CONSENT OF GRANTORS, ETC.

Section 7.01 No Reliance; Information. The Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall have no duty to disclose to any Secured Party any information relating to NOG or any of the other Grantors, or any other circumstance bearing upon the risk of non-payment of any of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Priority Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information, to any Third Lien Secured Party, any Second Lien Secured Party or any Priority Lien Secured Party, as the case may be, it shall be under no obligation (a) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 7.02 No Warranties or Liability.

(a) The Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Second Lien Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) The Second Lien Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(c) The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Second Lien Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(d) (i) The Priority Lien Agent and the other Priority Lien Secured Parties shall have no express or implied duty to the Second Lien Agent, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, (ii) the Second Lien Agent and the other Second Lien Secured Parties shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, and (iii) the Third Lien Collateral Trustee shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Agent or any other Second Lien Secured Party, in each case to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Priority Lien Document, any Second Lien Document and any Third Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(e) Each of the Second Lien Agent, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or such Priority Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for such Priority Lien Obligations. The Third Lien Collateral Trustee, for itself and on behalf each other Third Lien Secured Party, hereby waives any claim that may be had against the Second Lien Agent or any other Second Lien Secured Party arising out of any actions which the Second Lien Agent or such Second Lien Secured Party takes or omits to take following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for such Second Lien Obligations.

Section 7.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Priority Lien Agent and the other Priority Lien Secured Parties, the Second Lien Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee and the other Third Lien Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Secured Debt Document;

(b) subject to the limitations set forth in Section 4.05, any change in the time, place or manner of payment of, or in any other term of (including the Replacing of), all or any portion of the Priority Lien Obligations or the Second Lien Obligations, it being specifically acknowledged that a portion of the Priority Lien Obligations or the Second Lien Obligations consist or may consist of Debt that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) subject to the limitations set forth in Section 4.05, any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Secured Debt Document;

(d) the securing of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations;

(e) the commencement of any Insolvency or Liquidation Proceeding in respect of NOG or any other Grantor; or

(f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, NOG or any other Grantor in respect of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations.

Section 7.04 Grantors Consent. Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Secured Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 8.02 Representations and Warranties of Each Representative. Each of the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee represents and warrants to the other parties hereto that it is authorized under the Priority Lien Credit Agreement, the Second Lien Indenture and the Third Lien Collateral Trust Agreement, as the case may be, to enter into this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Original Priority Lien Agent, to it at:

TPG Specialty Lending, Inc.

301 Commerce Street, Suite 3300

Fort Worth, TX 76012, Attention of Shari Williams

Telecopy No. (212) 430-7515

(b) if to the Original Second Lien Agent, to it at:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, Minnesota 55402

Attention: Northern Oil and Gas, Inc. Notes Administrator; and

(c) if to any other Secured Debt Representative, to such address as specified in the applicable Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to in writing among NOG, the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 9.02 Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Debt Representative; provided, however, that this Agreement may be amended from time to time as provided in the last paragraph of Section 4.04; provided further that any amendment, waiver or modification to Section 4.01, 4.02, 4.04, and 4.05, Article VII and Article IX that adversely affect the rights and obligations of NOG shall require the written consent of NOG. None of the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee shall be “bound” by any amendment, modification or waiver of this Agreement that adversely affects its or any Priority Lien Secured Party’s, Second Lien Secured Party’s or Third Lien Secured Party’s obligations, rights and protections, respectively, without its written consent.

Section 9.03 Actions Upon Breach; Specific Performance. (a) (i) Prior to the Discharge of Priority Lien Obligations, if any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Priority Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Priority Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, if any Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Second Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Second Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) (i) Prior to the Discharge of Priority Lien Obligations, should any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Priority Lien Agent or any other Priority Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Priority Lien Agent, (A) may obtain relief against such Second Lien Secured Party or Third Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the Second Lien Agent on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Priority Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Second Lien Secured Party and Third Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement (provided that, for the avoidance of doubt and subject to Section 9.13, the Priority Lien Secured Parties shall only be entitled to such reimbursement from the Second Lien Secured Parties to the extent that the Priority Lien Secured Parties prevail in such action pursuant to a final non-appealable judgment or order from a court of competent jurisdiction) and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien

Obligations, should any Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Second Lien Agent or any other Second Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Second Lien Agent, (A) may obtain relief against such Third Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Second Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Third Lien Secured Party waives any defense that the Grantors and/or the Second Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement (provided that, for the avoidance of doubt and subject to Section 9.13, the Second Lien Secured Parties shall only be entitled to such reimbursement from the Third Lien Secured Parties to the extent that the Second Lien Secured Parties prevail in such action pursuant to a final non-appealable judgment from a court of competent jurisdiction).

Section 9.04 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third-party beneficiaries of, this Agreement. No other Person will be entitled to rely on, have the benefit of or enforce this Agreement.

Section 9.05 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.08 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF; PROVIDED, THAT NOTHING CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT WILL PREVENT ANY PARTY FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THIS AGREEMENT IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (i) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (ii) ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Debt Documents, the provisions of this Agreement shall control.

Section 9.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties with respect to the Liens securing the Secured Obligations. None of NOG, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 4.01, 4.02, 4.04, and 4.05) is intended to or will amend, waive or otherwise modify the provisions of the Priority Lien Documents, the Second Lien Documents or the Third Lien Documents, as applicable), and except as expressly provided in this Agreement neither NOG nor any other Grantor may rely on the terms hereof (other than Section 4.01, 4.02, 4.04, and 4.05, Article VII and Article IX). Nothing in this Agreement is intended to or shall impair the obligations of NOG or any other Grantor to pay the Obligations under the Secured Debt Documents as and when the same shall become due and payable in accordance with their terms, which are absolute and unconditional.

Section 9.13 Certain Terms Concerning the Second Lien Agent and the Third Lien Collateral Trustee. (a) The Second Lien Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Second Lien Indenture and other Second Lien Documents; and in so doing, the Second Lien Agent shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Second Lien Agent shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as are expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. The Second Lien Agent shall be entitled to and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Second Lien Indenture and the other Second Lien Documents (including without limitation Article Seven and Article Twelve of the Second Lien Indenture and Article VII and Section 9.03 of the Security Agreement (as defined in the Second Lien Indenture)) as if such rights, immunities, indemnities and other protections were set forth herein.

(b) The Third Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Third Lien Documents; and in so doing, the Third Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Third Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. The Third Lien Collateral Trustee shall be entitled to and be protected by all of the rights, immunities, indemnities and other protections granted to it under any Third Lien Debt Facility and the Third Lien Documents as if such rights, immunities, indemnities and other protections were set forth herein.

Section 9.14 Certain Terms Concerning the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee. None of the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. None of the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or NOG) or otherwise any amounts in violation of the terms of this Agreement, so long as the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee, as the case may be, has not acted with gross negligence or willful misconduct. Each party hereto hereby acknowledges and agrees that each of the Priority Lien Agent, the Second Lien Agent and the Third Lien Collateral Trustee is entering into this Agreement solely in its capacity as such under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents, respectively, and not in its individual capacity.

(a) The Priority Lien Agent shall not be deemed to owe any fiduciary duty to (i) the Second Lien Agent or any other Second Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party;

(b) the Second Lien Agent shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; and

(c) the Third Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Second Lien Agent or any other Second Lien Secured Party.

Section 9.15 Authorization of Secured Agents. By accepting the benefits of this Agreement and the other Priority Lien Security Documents, each Priority Lien Secured Party authorizes the Priority Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Second Lien Security Documents, each Second Lien Secured Party authorizes the Second Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Third Lien Security Documents, each Third Lien Secured Party authorizes the Third Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

Section 9.16 Further Assurances. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, the Second Lien Agent, for itself and on behalf of the other Second Lien Secured Parties, the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

Section 9.17 Relationship of Secured Parties. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Secured Parties. Neither any of the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability to repay the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Priority Lien Documents, the Second Lien Documents or the Third Lien Documents, or any security interests granted by any Grantor to any Secured Party in connection therewith. Each Secured Party has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and none of the Priority Lien Agent, the Second Lien Agent or the Third Lien Collateral Trustee makes any warranty or representation to the other Secured Debt Representatives or the Secured Parties for which it acts as agent nor does it rely upon any representation of the other agents or the Secured Parties for which it acts as agent with respect to matters identified or referred to in this Agreement; provided that, nothing herein shall impose an obligation on the Second Lien Agent to undertake any investigation with respect to the Grantors beyond that which may be required by the Second Lien Indenture.

Section 9.18 Third Lien Provisions. Notwithstanding any of the foregoing provisions, until such time as the Third Lien Collateral Trustee has, pursuant to the terms hereof (including, but not limited to Section 4.04(c)), entered into, and, for itself and on behalf of the Third Lien Secured Parties, agreed to be bound by the terms of, this Agreement and executed a Priority Confirmation Joinder, the provisions of this Agreement relating to the Third Lien Obligations (including, but not limited to, the definitions of “Additional Third Lien Debt Facility”, “Additional Third Lien Documents”, “Additional Third Lien Obligations”, “Additional Third Lien Secured Parties”, “Additional Third Lien Security Documents”, “Third Lien”, “Third Lien Collateral”, “Third Lien Collateral Trust Agreement”, “Third Lien Collateral Trustee”, “Third Lien Debt”, “Third Lien Documents”, “Third Lien First Standstill Period”, “Third Lien Obligations”, “Third Lien Representative”, “Third Lien Second Standstill Period”, “Third Lien Secured Parties”, “Third Lien Security Documents” and “Third Lien Substitute Facility” and provisions, insofar as they relate to Third Lien Obligations, Third Liens or Third Lien Documents, regarding priority, enforcement actions, Standstill Periods, release, Insolvency or Liquidation Proceedings, reinstatement, amendments and application of proceeds) shall not be operative.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TPG SPECIALTY LENDING, INC., as Original Priority Lien Agent

By:
Name:
Title:

Signature Page

Intercreditor Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Original Second Lien Agent

By:
Name:
Title:

Signature Page

Intercreditor Agreement

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

NORTHERN OIL AND GAS, INC.

By:
Name:
Title:

Signature Page

Intercreditor Agreement

OTHER GRANTORS:

[ ]

By:
Name:
Title:

Signature Page

Intercreditor Agreement

ANNEX I

Provision for the Second Lien Indenture, the Second Lien Documents, the Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and the Third Lien Documents

Reference is made to the Intercreditor Agreement dated as of May 15, 2018, between TPG Specialty Lending, Inc., as Priority Lien Agent (as defined therein), and Wilmington Trust, National Association, as Second Lien Agent (as defined therein) and acknowledged and agreed by Northern Oil and Gas, Inc. and certain of its subsidiaries (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”). Each holder of [Second Lien Indenture Notes][Initial Third Lien Obligations][Additional Third Lien Obligations] (as defined therein), by its acceptance of such [Second Lien Indenture Notes][Initial Third Lien Obligations][Additional Third Lien Obligations] (i) consents to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes and instructs the [Second Lien Agent][Third Lien Collateral Trustee] (as defined therein) on behalf of each [Second/Third] Lien Secured Party (as defined therein) to enter into the Intercreditor Agreement as [Second Lien Agent][Third Lien Collateral Trustee] on behalf of such [Second/Third] Lien Secured Parties and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person. The foregoing provisions are intended as an inducement to the lenders under the Priority Lien Documents (as defined in the Intercreditor Agreement) to extend credit to Northern Oil and Gas, Inc., and such lenders are intended third-party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

Provision for all Second Lien Security Documents the Initial Third Lien Security Documents and the Additional Third Lien Security Documents that Grant a Security Interest in Collateral

Reference is made to the Intercreditor Agreement, dated as of May 15, 2018, between TPG Specialty Lending, Inc., as Priority Lien Agent (as defined therein), and Wilmington Trust, National Association, as Second Lien Agent (as defined therein) and acknowledged and agreed by Northern Oil and Gas, Inc. and certain of its subsidiaries (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the [Second Lien Agent] [Third Lien Collateral Trustee] (as defined in the Intercreditor Agreement) on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

Annex I-1

EXHIBIT A

to Intercreditor Agreement

[FORM OF]

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of May 15, 2018 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between TPG Specialty Lending, Inc., as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and Wilmington Trust, National Association, as Second Lien Agent for the Second Lien Secured Parties (as defined therein) and acknowledged and agreed by Northern Oil and Gas, Inc. and certain of its subsidiaries.

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 [(a)][(b)][(c)] of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and subject to the obligations of being [Priority Lien Obligations][Second Lien Obligations][Additional Third Lien Obligations][Initial Third Lien Obligations] under the Intercreditor Agreement.

1. Joinder. The undersigned, [                    ], a [                    ], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [describe applicable indenture, credit agreement or other document governing the [Priority Lien][Second Lien][Initial Third Lien][Additional Third Lien] Obligations] hereby:

(a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [Priority Lien Secured Parties under a Priority Lien Substitute Facility] [Second Lien Secured Parties under the Second Lien Substitute Facility] [Initial Third Lien Secured Parties under the Initial Third Lien Debt Facility] [Additional Third Lien Secured Parties under the Additional Third Lien Debt Facility] as [a Priority Lien Agent under a Priority Lien Substitute Facility] [a Second Lien Agent under a Second Lien Substitute Facility] [a Third Lien Collateral Trustee under a Third Lien Substitute Facility] [Secured Debt Representative] [Third Lien Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address];

2. Priority Confirmation.

[Option A: to be used if additional debt constitutes Priority Lien Debt] The undersigned New Representative, on behalf of itself and each Priority Lien Secured Party for which the undersigned is acting as [Administrative Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Priority Lien Obligations under the Intercreditor Agreement, that:

Exhibit A-1

the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens (subject, in the case of Second Liens, to the Priority Lien Cap) Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens (subject, in the case of Second Liens, to the Priority Lien Cap) Second Liens and Third Liens. [or]

[Option B: to be used if additional debt constitutes Second Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Second Lien Debt that constitutes a Second Lien Substitute Facility for which the undersigned is acting as [Second Lien Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:

(a) all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by NOG or any other Grantor to secure any Obligations in respect of such Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Agent with respect to such Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably; and

(b) the New Representative and each holder of Obligations in respect of Second Lien Debt for which the undersigned is acting as [Second Lien Agent] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; [or]

[Option C: to be used if additional debt constitutes a Series of Third Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Third Lien Debt [that constitutes the Initial Third Lien Debt Facility] [that constitutes a Third Lien Substitute Facility] [that constitutes an Additional Third Lien Debt Facility] for which the undersigned is acting as [Third Lien Representative] [Third Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:

(a) all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by NOG or any other Grantor to secure any Obligations in respect of such Series of Third Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Third Lien Debt, and that all such Third Liens will be enforceable by the Third Lien Collateral Trustee with respect to such Series of Third Lien Debt for the benefit of all Third Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] [Third Lien Collateral Trustee] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

[(c) the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] appoints the Third Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Third Lien Collateral Trustee of, and directs the Third Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Third Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.]1

[1]	Necessary only in the case of an incurrence of Additional Third Lien Obligations.

Exhibit A-2

3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4. Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5. Expenses. NOG agrees to reimburse each Secured Debt Representative for its reasonable out-of-pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A-3

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [                    , 20        ].

[insert name of New Representative]

By:
Name:
Title:

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Priority Lien Agent for the New Representative and the holders of the Obligations represented thereby]:

as Priority Lien Agent

By:
Name:
Title:

The Second Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

as Second Lien Agent

By:
Name:
Title:

[The Third Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Third Lien Collateral Trustee for the New Representative and the holders of the Obligations represented thereby]:

as Third Lien Collateral Trustee

By:
Name:
Title:

Exhibit A-4

Acknowledged and Agreed to by:

NORTHERN OIL AND GAS, INC.

By:
Name:
Title:

Exhibit A-5

EXHIBIT B

to Intercreditor Agreement

SECURITY DOCUMENTS

PART A.

List of Priority Lien Security Documents

[    ]

PART B.

List of Second Lien Security Documents

[    ]

PART C.

List of Initial Third Lien Security Documents

None as of the date hereof.

Exhibit B-1